THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]."



                              PROGRAM LEASE AGREEMENT

                                 TABLE OF CONTENTS

                                                                          PAGE
     GENERAL PROVISIONS                                                      4

1.   DEFINITIONS                                                             5-11

2.   SALE OF EQUIPMENT                                                      11

3.   TERM OF LEASE                                                          12
     3.1  Term of Agreement                                                 12
     3.2  Term of Equipment Schedules                                       12
     3.3  Extension                                                         12
     3.4  Termination For Convenience                                       13
     3.5  Inclusion or Deletion Date                                        14

4.   MONTHLY RENTAL and ADJUSTMENTS TO MONTHLY RENTAL                       14
     4.1  Rental Amount and Payment Terms                                   14
     4.2  Net Lease                                                         15
     4.3  Taxes                                                             15
     4.4  Monthly Rental Adjustments Related to Additions and Removals      18
     4.5  Reconciliation Account                                            22
     4.6  Invoices                                                          22
     4.7  Withhold Vendor Payments                                          23
     4.8  Audits                                                            24
     4.9  Late Payment                                                      24

5.   INSTALLATION AND USE OF EQUIPMENT                                      24
     5.1  Delivery and Installation                                         24
     5.2  Use of Equipment                                                  25
     5.3  Acquiring Growth and Refresh Equipment                            25
     5.4  Swapping Equipment                                                26
     5.5  Other Equipment                                                   27
     5.6  Short-Time Procurements                                           28
     5.7  Relocation of Equipment                                           28
     5.8  Reconfiguration                                                   29
     5.9  CPU Generational Upgrades                                         30
     5.10  Sublease                                                         31

6.   MAINTENANCE AND REPAIRS                                                31
     6.1  Equipment Condition                                               31
     6.2  Maintenance Contract                                              31

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                    1
                                 CONFIDENTIAL

7.   EQUIPMENT RETURN                                                       32
     7.1  Purchase Rights                                                   32
     7.2  Condition of Equipment                                            33
     7.3  Requirements for Return of Equipment                              33

8.   ASSIGNMENT                                                             34
     8.1  Assignment of Monthly Rental                                      34
     8.2  Other Assignments                                                 35

9.   OWNERSHIP - TITLE                                                      36
     9.1  Comdisco Warranty                                                 36
     9.2  SABRE Obligations                                                 36
     9.3  Comdisco Inspection                                               36
     9.4  Notice of Damage                                                  36

10.  WARRANTIES                                                             37
     10.1  Enforcement                                                      37
     10.2  Warranty and Disclaimer                                          37
     10.3  Indemnity                                                        37
     10.4  Mutual Representations and Warranties                            37
     10.5  Comdisco's Warranties and Representations                        38
     10.6  Additional Representation and Warranties of SABRE's              39

11.  INSURANCE AND RISK OF LOSS                                             39
     11.1  Risk of Loss; SABRE's Obligations to Maintain Insurance          39
     11.2  Damage to Equipment                                              40
     11.3  Comdisco Obligation to Maintain Insurance                        40

12.  DEFAULT AND REMEDIES                                                   41
     12.1  Default By SABRE                                                 41
     12.2  Remedies on SABRE's Default                                      42
     12.3  Default By Comdisco                                              43
     12.4  Inadvertent Failure to Perform                                   45

13.  DISPUTE RESOLUTION PROCESS                                             46
     13.1  Resolve Disputes                                                 46
     13.2  Escalation Provision                                             46
     13.3  General Resolution Procedures                                    47

14.  QUIET ENJOYMENT                                                        47

15.  BREACH OF COVENANT OF QUIET ENJOYMENT BY COMDISCO                      47

16.  CONFIDENTIALITY                                                        47

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                    2
                                 CONFIDENTIAL

17.  INDEMNIFICATION                                                        48

18.  FORCE MAJEURE                                                          48

19.  GENERAL                                                                49
     19.1   Governing Law                                                   49
     19.2   Advertising                                                     49
     19.3   No Waiver                                                       49
     19.4   Notices                                                         49
     19.5   Consent                                                         50
     19.6   Documents                                                       50
     19.7   Reports                                                         50
     19.8   Licensed Products                                               50
     19.9   Modification, Amendment, Supplement or Waiver                   50
     19.10  Export Administration                                           51
     19.11  Independent Contractor                                          51
     19.12  Captions                                                        51
     19.13  Severability                                                    51
     19.14  Entire Agreement                                                51
     19.15  Survival                                                        51
     19.16  Operative Agreements, Schedules, Attachments and Order of
            Precedence                                                      52
     19.17  Counterparts                                                    53
     19.18  Minority/Women Owned Business Enterprises                       53







REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                    3
                                 CONFIDENTIAL

                              PROGRAM LEASE AGREEMENT


This PROGRAM LEASE AGREEMENT ("Agreement") is made this 30th day of September, 1998 (hereafter the "Effective Date"), by and between Comdisco, Inc., a Delaware corporation, with its principal office at 6111 N. River Road, Rosemont, IL 60018, as Lessor ("Comdisco"), and The SABRE Group, Inc., a Delaware corporation, with its principal office at 4255 Amon Carter Blvd., Dallas/Fort Worth, Texas 76155, as Lessee ("SABRE").

                                 GENERAL PROVISIONS

Comdisco has established a Global Technology Program (the "Program") for SABRE's global technology environment. The Program initially includes mainframe Equipment as listed in the applicable Equipment Schedules to the Agreement is now or hereafter attached hereto as Attachment A (and shall be consecutively numbered A-1 through A-__, as applicable), but, upon SABRE's written notice to Comdisco can be expanded to include midrange and/or other equipment, as further provided herein. The Program also includes a suite of services provided by Comdisco to SABRE in accordance with the terms of this Agreement, and the Services Schedule attached as Schedule 1 and made part of the Operative Agreement (as defined below). Additionally, in order to assist SABRE in the acquisition, management and deployment of its technology, Comdisco shall purchase a portion of SABRE's equipment and/or take over payment responsibility for, a portion of SABRE's current third party leases (as applicable) as provided for herein and in the Operative Agreements.

As part of the Program, SABRE has the ability to remove Equipment from the Program, and at SABRE's option, replace and/or augment the Equipment with a supply of Growth Equipment and Refresh Equipment under the terms of this Agreement and the Operative Agreements. [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]. The total scope of this Program is to provide up to the equivalent of US $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] of Growth Equipment and Refresh Equipment to SABRE over the Term (as defined in Section 3.1) of this Agreement. This amount can be increased upon agreement of the parties.

The parties intend and agree that the provisions of the Program are intended to be applicable regardless of the country or jurisdiction in which Equipment is located or proposed to be located or relocated, or in which Equipment Services (as defined herein) are or are proposed to be performed. If either Comdisco or SABRE deems it advisable to undertake any of the activities contemplated in connection with the Program in a country other than the United States through a subsidiary or affiliate, it agrees that it will cause such a subsidiary or affiliate, to the extent the party has the power to cause such subsidiary or affiliate to act, to do so in accordance with the terms and conditions of this Agreement and the Operative Agreements. The parties further agree that to the extent additional Operative Agreements are required in connection with the addition of Equipment or the provision of Equipment Services, the terms and conditions of such Operative Agreements will be consistent with the terms and conditions of the Agreement, except as may be mutually agreed or as provided herein.


REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                    4
                                 CONFIDENTIAL

If the application of the terms and conditions of this Agreement in a particular country or jurisdiction would, in the reasonable opinion of one of the parties, result in a substantially adverse tax, accounting or other financial consequences to one of the parties, or if one party is unable to cause a subsidiary or affiliate to provide such term or condition or be prohibited by law in such country or jurisdiction, the parties agree to negotiate in good faith to enter into such additional Operative Agreements under terms and conditions which provide substantially the same economic benefits for each of the parties as would otherwise be provided but for such adverse consequences or limitation. Comdisco specifically acknowledges and agrees, however, that SABRE is entering into this Agreement and the Operative Agreements in reliance upon and in consideration of Comdisco's agreements with respect to the Program on a global basis, but not limited to, the Equipment Services, and the rights and duties of the parties with respect thereto.

1.   DEFINITIONS

     Unless otherwise defined in this Agreement, all words and phrases defined in the Operative Agreements shall have the same meaning in this Agreement. In addition to the terms defined elsewhere in this Agreement the following terms shall have the following meanings.

     1.1 "ACCEPTANCE DATE" means the date when SABRE accepts a Unit of Equipment. Unless otherwise provided for in an Equipment Schedule, the acceptance shall occur on such date that such Unit has been installed and has successfully passed the acceptance test(s) mutually agreed upon by the supplier of the Equipment and SABRE, and qualified for a manufacturer's standard warranty coverage (if available) or is otherwise operating in accordance with its specifications. SABRE shall notify Comdisco of the Acceptance Date by promptly delivering a letter of acceptance in a form reasonably acceptable to Comdisco.

     1.2 "ADDITIONAL FEATURE" means any feature or model changes SABRE adds to any Equipment covered by an Equipment Schedule.

     1.3 "ALL BUT NOT LESS THAN ALL" means any full configuration of serial numbered Equipment, and for tape silos, an automated tape subsystem or individual tape drives attached to a tape silo system, and for direct access storage devices, a subsystem.

     1.4  "ASSIGNEE" has the meaning given to it in Section 8.1 herein.

     1.5 "CASUALTY VALUE" means a predetermined amount of money as to a Unit that SABRE guarantees Comdisco shall receive in the event of an Equipment casualty loss during the Initial Term or any Extension Period, and which is an amount expressed as a percentage of original cost. The value varies depending on when during the Initial Term or any Extension Period the loss occurs, and such Casualty Value is further denoted on Attachment D to the applicable Equipment Schedule.

     1.6 "CHRONIC PAYMENT DEFAULT" has the meaning given to it in Section 5.3 herein.

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                    5
                                 CONFIDENTIAL

     1.7 "COMMENCEMENT DATE" means with respect to an Equipment Schedule, the start date, which date is set forth on such Equipment Schedule.

     1.8 "CONFIDENTIAL INFORMATION" has the meaning given to it in Section 16 herein.

     1.9 "COST PER MIPS" means an amount equal to Equipment Cost divided by the MIPS rating for the Unit for full CPU systems, and shall be equal to Equipment Cost divided by the incremental MIPS rating associated with CPU Generational Upgrades for CPU Generational Upgrades.

     1.10 "CPU GENERATIONAL UPGRADES" means equipment meeting the following conditions: (a) upgrades to existing CPU class Equipment as identified on Attachment B; (b) adding at least the minimum additional capacity established by the manufacturer to qualify for generational upgrade treatment; (c) upgrades the performance and official rating of the Equipment by the manufacturer for purposes of maintenance, software and remarketing to the next generation of processor, such as IBM 9672-R45 to IBM 9672-R36; and (d) in SABRE's reasonable commercial business judgement the Cost per MIPS for the upgrade shall be no more than [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]% higher than the Cost per MIPS SABRE and Comdisco would be able to acquire a full CPU system of equivalent size as the Equipment being upgraded plus the upgrade. MIPS ratings for purposes of calculating Cost per MIPS and relative size of CPU class Equipment and related upgrades will be based on the current published Comdisco MIPS Card or its replacement.

     1.11 "CUSTOMER" means any third party customer of SABRE's or its subsidiaries' information technology services or data processing services.

     1.12 "DISPUTED AMOUNT" has the meaning given to it in Section 4.6(b) herein.

     1.13 "DISTRIBUTED SYSTEMS EQUIPMENT" means microprocessor based equipment supporting Windows/DOS, Windows 95, Windows NT and Unix operating systems (and their successors) in a stand-alone or networked environment and all PBX telecommunications equipment.

     1.14 "DELIVERY DATE" means the date on which a Unit is delivered to SABRE or, at SABRE's direction, Customer.

     1.15 "EARLY TERMINATION DATE" means the date on which SABRE terminates an Equipment Schedule or this Agreement and all Operative Agreements prior to the expiration of the Initial Term or any Extension Period, pursuant to the terms and conditions of Section 3.4 this Agreement.

     1.16 "EARLY TERMINATION VALUE" means, with respect to an Equipment Schedule, a sum equal to the present value of the remaining Monthly Rental payments, less the then applicable portion thereof attributable to the Services as defined in the Services Schedule (referred to as Schedule 1) attached to this Agreement, due under the Initial Term or any Extension

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                    6
                                 CONFIDENTIAL

          Period for the applicable Equipment Schedule, discounted at the lesser of: (1) the rate at which Comdisco has nonrecourse financing for the Equipment Schedule from an Assignee plus any prepayment penalties actually charged by the Assignee, or (2) the then existing rate of the U.S. Treasury bill with a maturity equal to the remaining months of the Initial Term or any Extension Period then in effect plus [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] basis points.

     1.17 "EQUIPMENT" means collectively, SABRE Equipment under this Program, as well as Growth Equipment and Refresh Equipment. Managed Equipment is specifically excluded under this definition.

     1.18 "EQUIPMENT COST" means the cost from a vendor for Growth Equipment or Refresh Equipment, or the Equipment cost as identified on the applicable Equipment Schedule for any SABRE Equipment listed thereon.

     1.19 "EQUIPMENT SERVICES" means the services Comdisco is required to perform under the terms of this Agreement and the Operative Agreements related to the Refresh Pool, Growth and Refresh Equipment, Swap Events, termination services and relocation services.

     1.20 "EQUIPMENT SCHEDULE(S)" means the list(s) setting forth the Equipment leased under this Agreement and the special terms, conditions, and Monthly Rental stated therein, as may from time to time be added to this Agreement and which incorporates, by definition, the terms and conditions of this Agreement, and when entered into between the parties shall be attached hereto as Attachment A and consecutively number A-1 through A-_, as applicable.

     1.21 "EVENT OF DEFAULT" means an event set forth in Section 12 of this Agreement.

     1.22 "EXPECTED RENTALS" means (i) for Growth and Refresh Equipment, the gross Monthly Rentals attributable to a Unit for the greater of [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] months or the Minimum Commitment Period for such Unit, or (ii) for SABRE Equipment, in aggregate, the gross Monthly Rentals attributable to the SABRE Equipment based on the expected return schedule as described in Paragraph B, "Rent Adjustments" of the Special Terms section of each Equipment Schedule.

     1.23 "EXTENSION PERIOD" means that number of months after the expiration of the Initial Term or any renewal thereof of any Equipment Schedule that SABRE may extend such Initial Term or any renewal thereof.

     1.24 "FAIR MARKET VALUE" means the value upon which a willing buyer/user and a willing seller/lessor would agree to buy, sell or lease the Equipment, as appropriate, for the term involved, each respectively under no compulsion, in the condition required under this Agreement with market demand being considered. Unless otherwise indicated "Fair Market Value" shall mean "retail Fair Market Value". In the event that mutual agreement

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                    7
                                 CONFIDENTIAL
          as to such amounts cannot be reached, such amounts shall be determined as provided for below.

          If the parties cannot agree on such amount within the five (5) day period as provided for in Section 7, the Fair Market Value shall be derived as the average of three appraisals, prepared by three "Qualified Independent Appraisers" (as defined herein), one selected and paid for by each of SABRE and Comdisco and one selected by the two appraisers and the cost of the third appraiser shall be equally shared by SABRE and Comdisco. The three appraisals shall be delivered to both Comdisco and SABRE within ten (10) days following non-agreement.

          "Qualified Independent Appraiser" shall mean an appraiser who is [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     1.25 "FUNDING FACTOR" has the meaning given to such term in an Equipment Schedule and is used in the determination of the Monthly Rental due under such Equipment Schedule. Such Funding Factor is also used to determine adjustments made to the Monthly Rental resulting from the adding or removing of Equipment as provided for herein and in an Equipment Schedule.

     1.26 "GROWTH EQUIPMENT" means any Qualified Equipment that SABRE adds to the Equipment under this Agreement, excluding Managed Equipment and Refresh Equipment.

     1.27 "INADVERTENT PAYMENT LAPSE" has the meaning given to it in Section 5.3 herein.

     1.28 "INITIAL TERM" means that period of time from the Commencement Date of an Equipment Schedule through September 30, [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] unless this Agreement or the Operative Agreement is terminated or extended as provided for pursuant to the terms of the Agreement and any Operative Agreement.

     1.29 "INVESTMENT GRADE" means, with respect to a party, that the senior debt of such party has an actual or implied rating by Moody's Investor Services, or any successor thereto ("Moody's") as Baa3 or higher or by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto ("S&P") as a BBB- or higher. On the Effective Date, SABRE shall be deemed to be Investment Grade and shall continue to be Investment Grade unless and until Moody's or S & P shall issue an actual or implied rating or below Baa3 or BBB-, respectively.

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                    8
                                 CONFIDENTIAL

     1.30 "LESSEE" OR "SABRE" means The SABRE Group, Inc.

     1.31 "LEVEL 3" has the meaning given to it in Section 13.2 herein.

     1.32 "MAINTENANCE ORGANIZATION" means the Equipment Manufacturer or an organization other than the Equipment Manufacturer that provides service or maintenance for Equipment and who is certified by the Manufacturer to perform the Manufacturer's service or maintenance.

     1.33 "MANAGED EQUIPMENT" means equipment which is owned or leased by SABRE and which is not Equipment under an Equipment Schedule, and for which Comdisco shall provide the Services set forth in the Services Schedule (referred to as Schedule 1) attached to this Agreement.

     1.34 "MANUFACTURER" means the manufacturer of one or more Units of Equipment.

     1.35 "MINIMUM COMMITMENT PERIOD" means the minimum period of use for Equipment by SABRE before it is eligible for return or replacement with Refresh Equipment. The Minimum Commitment Period for Growth and Refresh Equipment shall be [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]) months, unless otherwise mutually agreed by Comdisco and SABRE.

     1.36 "MIPS" means and is expressed in millions of instructions per second, and is calculated as the aggregate of the MIPS Capacity of a particular piece of Equipment.

     1.37 "MONTHLY RENTAL" means the rent that SABRE shall pay under an Equipment Schedule in the amount set forth on such Equipment Schedule and collectively all amounts due under all Equipment Schedules and as amended from time to time pursuant to the Rent Adjustments Section of such Equipment Schedule(s) and the Refresh Pool Mechanics Section of this Agreement plus all other amounts due to Comdisco under this Agreement, and the Equipment Schedule(s). If provided for in an Equipment Schedule, rent may be paid on a quarterly basis, and in such event "Monthly Rental" shall mean "Quarterly Rental" where used in this Agreement and the Equipment Schedule(s).

     1.38 "NON QUALIFIED EQUIPMENT" means equipment that does not meet the conditions to be Qualified Equipment. Non Qualified Equipment can be incorporated into the Program as Qualified Equipment at a mutually agreeable Minimum Commitment Period and Funding Factor.

     1.39 "NON-U.S. EQUIPMENT SCHEDULE" means an Equipment Schedule which covers Equipment located outside a state of the United States or the District of Columbia.

     1.40 "OPERATIVE AGREEMENT(S)" means this Agreement as well as the schedules and attachments incorporated herein by reference including those listed in Section 19.16 and subject to the orders of precedence stated in such Section.

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                    9
                                 CONFIDENTIAL

     1.41 "PRESENT VALUE" means the present worth of a future stream of payments calculated by discounting the future payments at an agreed interest rate.

     1.42 "PROJECT MANAGER" has the meaning given to it in the Services Schedule attached hereto.

     1.43 "QUALIFIED EQUIPMENT" means mainframe related technical assets of a make and model currently manufactured by a vendor at the time of acquisition or so manufactured no more than six (6) months prior to the acquisition date, manufactured with respect to mainframes by [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]; with respect to DASD by [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]; and with respect to tape by [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED], and shall be priced consistently with other similar transactions of SABRE's under similar terms and conditions, if applicable. If SABRE has not engaged in the acquisition of said (qualified equipment) type, then pricing shall be consistent with pricing received by SABRE on similar type of equipment under similar acquisition conditions. All hardware pricing shall be net of any software costs. From time to time SABRE or Comdisco may add or delete additional manufacturers to and/or from the above list upon the mutual consent of SABRE and Comdisco, which mutual consent shall not unreasonably be withheld.

          Notwithstanding the above, SABRE shall have the right and option to add [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] as Qualified Equipment to replace the original [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] leased under this Agreement or [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] which has replaced such original [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     1.44 "REFRESH EQUIPMENT" means any Qualified Equipment which SABRE adds to the Equipment under the Program that replaces Equipment currently under the Program and is not Managed Equipment.

     1.45 "REMARKETING COSTS" means all reasonable and necessary expenses incurred by Comdisco in obtaining a re-lease of the Equipment, and a financing commitment with respect thereto, including, but not limited to, reasonable commissions not to exceed fees incurred in locating subsequent users and a financing commitment.

     1.46 "RENTAL PAYMENT DATE" means the last date of each calendar month, unless otherwise specifically agreed by Comdisco and SABRE.

     1.47 "RESIDUAL VALUE" means the value of leased Equipment at the end of the Initial Term or any Extension Period.

     1.48 "SABRE" or "THE SABRE GROUP, INC." means The SABRE Group, Inc. In the event a SABRE affiliate is operating in a specific country in which an Equipment Schedule is to be entered into, then such definition shall be altered to provide for such affiliate in such country.

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                   10
                                 CONFIDENTIAL

     1.49 "SABRE EQUIPMENT" means equipment more fully described on the US Equipment Schedule, as of the date of such Equipment Schedule which
          (i) is owned by SABRE and which Comdisco will purchase from SABRE pursuant to a separate purchase agreement and lease back to SABRE under such Equipment Schedule, (ii) is on lease by SABRE under Third Party Leases and for which Comdisco will assume payment responsibility pursuant to the terms of such Equipment Schedule, and/or (iii) is on lease by SABRE from Comdisco which leases will be terminated in order for such Equipment to be leased under such Equipment Schedule. If applicable, the SABRE Equipment under an Equipment Schedule may initially be confirmed on or about the Commencement Date of such Equipment Schedule, through a physical inventory performed by Comdisco under a separate agreement.

     1.50 "SERVICES" means the services detailed in the Services Schedule (referred to as Schedule 1) attached hereto and incorporated herein to be performed pursuant to this Agreement and Schedule 1 attached hereto.

     1.51 "SUBLEASE" means the re-lease by SABRE of Equipment that is on lease to SABRE.

     1.52 "SWAP EQUIPMENT" has the meaning given to it in Section 5.4 herein.

     1.53 "SWAP EVENT" has the meaning given to it in Section 5.4 herein.

     1.54 "TERMINATION FOR CONVENIENCE" has the meaning given to it in Section
          3.4 herein.

     1.55 "THIRD PARTY LEASE(S)" has the meaning given to it in Special Terms, Section E of the US Equipment Schedule.

     1.56 "UNIT" means an item of Equipment listed on an Equipment Schedule.

2.   SALE OF EQUIPMENT

     Subject to the consummation of the transactions contemplated by this Agreement, SABRE hereby agrees to sell, transfer and convey to Comdisco and Comdisco agrees to buy all of SABRE's right, title and interest to the Equipment listed on the US Equipment Schedule as SABRE-owned under the Program. The SABRE Equipment to be sold to Comdisco on the Effective Date shall be sold and transferred pursuant to the terms of the sale and leaseback agreement attached hereto as Attachment C. Any subsequent purchases will be made pursuant to the terms and conditions of a sale and leaseback agreement mutually agreed to between Comdisco and SABRE at the time.

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                   11
                                 CONFIDENTIAL

3.   TERM OF LEASE

     3.1 TERM OF AGREEMENT. This Agreement shall commence on the Effective Date and continue for a term of [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]) months unless terminated prior to that time as provided for herein and in the Operative Agreements, or extended by the parties as provided herein (the "Term"). The Initial Term of each Equipment Schedule shall be coterminious with the Term of this Agreement, and any early termination thereof shall be as provided for herein. In the event SABRE fails to return the Equipment as provided for in any of the Operative Agreements, then such Operative Agreement shall continue as provided for in such Operative Agreement.

     3.2 TERM OF EQUIPMENT SCHEDULES. The term of the Equipment Schedule with respect to each Unit shall commence upon the later of (i) Commencement Date for the applicable Equipment Schedule on which such Unit appears or (ii) the Acceptance Date for such Unit and shall continue for the remainder of the Initial Term as provided in the Equipment Schedule, unless the Program shall, by its terms, have been otherwise earlier terminated or unless the Term is extended as provided in this Agreement. After the Initial Term, if SABRE does not exercise its extension option as described in 3.3 below, the term of the Equipment Schedule for such Unit shall be deemed to continue on a month-to-month basis at the same rate unless and until terminated by SABRE or Comdisco giving to the other party not less than [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]) days prior written notice. Any such termination shall be effective only on the last day of the Initial Term or the last day of any Extension Period or the last day of the month following the 30th day after the [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] day prior written notice is received by a party, as applicable. If SABRE gives proper written notice of termination but fails to make the Equipment available for pick up by Comdisco or its carrier within ten (10) days after the expiration date of the Initial Term, or any extension thereof, the Equipment Schedule shall continue in full force and effect and SABRE shall be required to provide an additional [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]) days written notice of termination. Such termination shall be effective at the end of the month or quarter (as applicable) in which the last day of the [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]) day notice requirement occurs. The Monthly Rental shall continue at the current rate until the effective date of the written notice of termination and the Equipment is properly returned.

     3.3 EXTENSION. As long as SABRE is not then in default in the performance of a material obligation under this Agreement or an Operative Agreement (which default has not been cured or otherwise excused), SABRE will have [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]) options to elect to extend the Term of this Agreement and the Operative Agreements hereunder for additional [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]) year periods under the terms and conditions provided herein and the then current terms and conditions under such Equipment Schedules. To exercise an option, SABRE shall provide Comdisco at least one hundred eighty (180) days notice prior to the expiration of the Initial Term of this Agreement or any Extension Period and the Term shall be so extended.

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                                 CONFIDENTIAL

     3.4 TERMINATION FOR CONVENIENCE. As long as all amounts then due and owing (other than a Disputed Amount) are paid by SABRE and SABRE gives Comdisco at least [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]) days prior written notice, SABRE may terminate all or any Equipment Schedule(s) with respect to all, but not less than all, of the Equipment listed on such Equipment Schedule or may elect to terminate this Agreement and the Operative Agreements (and such shall be defined as "Termination for Convenience") effective on [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] or upon the expiration of any calendar year thereafter as specified in the termination notice
          (which when elected by SABRE such date shall be the "Early
          Termination Date") as follows:

          (a) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED];

          (b) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]; and

          (c) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].


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                                 CONFIDENTIAL

          Examples of Early Termination For Convenience are attached as Attachment D.

          In addition, SABRE shall have the option to exercise this Termination for Convenience option as provided for above [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     3.5 INCLUSION OR DELETION DATE. For purposes of this Program, Equipment which has an Acceptance Date or a Pick Up Date from and including the 1st through and including the 15th of a month shall be deemed to have an Acceptance Date or a Pick Up Date as of the 1st day of such month, while Equipment which has an Acceptance Date or a Pick Up Date from and including the 16th through and including the last day of a month shall be deemed to have an Acceptance Date or a Pick Up Date as of the 1st day of the following month.

4.   MONTHLY RENTAL AND ADJUSTMENTS TO MONTHLY RENTAL

     4.1 RENTAL AMOUNT AND PAYMENT TERMS. SABRE agrees to pay Comdisco the Monthly Rental which is listed on an applicable Equipment Schedule, plus applicable taxes that SABRE is required to pay pursuant to
          Section 4.3, 5.7 and 7.1 of this Agreement (or as otherwise provided for in a Non-US Equipment Schedule), as adjusted as provided herein. As Equipment is added (Growth Equipment), deleted, or replaced (Refresh Equipment) under such Equipment Schedule, the Monthly Rental shall be adjusted monthly (or as otherwise provided under the Operative Agreements) as provided for under this Agreement and the Operative Agreements. Except as otherwise provided in Section 4.6, the Monthly Rental (other than a Disputed Amount) will be due and payable in arrears on the last day of each month of the Initial Term, subject to the terms and conditions hereof. If the last day of a month occurs on a Saturday, Sunday or legal holiday (as denoted by the government of the country in which payment is required to occur) then such payment shall be due and payable on the next business day. Payments of Monthly Rental shall be made at the location(s) and in the currency(s) specified in the applicable Equipment Schedule.

          The Monthly Rental due under the U.S. Equipment Schedule is comprised of, with respect to Equipment, a fixed portion (the "Fixed Equipment Portion") and a variable portion (the "Variable Equipment Portion"), and with respect to Services, a separate portion (the "Services Portion"). As of the start of the Initial Term, the Monthly Rental is as provided

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                   14
                                 CONFIDENTIAL
          below, plus applicable taxes (if any) that SABRE is required to pay pursuant to Section 4.3, 5.7 and 7.1 hereof or as otherwise provided for in a Non-US Equipment Schedule, of which $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] is the Fixed Equipment Portion, $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] is the Variable Equipment Portion, and $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] is the Services Portion.

         4.2 NET LEASE. Except as required by law or as otherwise provided for in the Agreement, each Equipment Schedule constitutes a net lease. [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     4.3  TAXES.
          (a)  ALLOCATION OF RESPONSIBILITY FOR TAXES.   SABRE shall be
          responsible for, and shall indemnify Comdisco for, state and local sales and use taxes and value added taxes (including penalty and interest) imposed on, based on, or measured by any payments of Monthly Rental pursuant to this Agreement. Where permitted by law, Comdisco shall be responsible for claiming a resale exemption for state and local sales taxes and use taxes and value added taxes imposed on, based on, or measured by any amounts paid for Comdisco's acquisition, ownership, or use of property or services to Comdisco to be resold to SABRE. Comdisco shall indemnify SABRE for such taxes (including penalty and interest), if Comdisco's failure to properly claim this exemption results in additional taxes imposed on SABRE. With respect to sales, use and value added taxes imposed by those states and local jurisdictions that do not provide a resale exemption, Comdisco shall pay the applicable tax due and SABRE shall reimburse Comdisco for such tax to the extent such tax is imposed on property sold or leased to SABRE by Comdisco. Except as provided for in the preceding sentence, Comdisco shall be responsible for and shall indemnify SABRE for state, and local sales and use taxes and value added taxes (including penalty and interest) imposed on, based on, or measured by any amounts paid for Comdisco's acquisition, ownership, or use of property or services, or the transfer or provision of property or services to Comdisco. Each of SABRE and Comdisco shall be responsible for taxes based on or measured by its own net or gross income, net or gross receipts (except for state and local sales and use taxes and value added taxes), capital, net worth, and for franchise and similar taxes. If a party incurs any taxes based on or measured by the other party's net or gross income, net or gross receipts (except for state and local sales and use taxes and value added taxes), capital, net worth, and for franchise and similar taxes of the other party, then such other party shall indemnify the party incuring the taxes.

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                                 CONFIDENTIAL

          (b) PROPERTY TAXES. SABRE is responsible for the reporting and payment of any ad valorem taxes due on property owned by it or leased by it from a third party and Comdisco shall be responsible for the filing of such tax returns on Comdisco owned property. SABRE shall reimburse Comdisco for ad valorem taxes on property leased by Comdisco to SABRE pursuant to this Agreement if SABRE has been provided with all the rights and opportunities to contest such taxes, including the right to contest the valuation upon which such taxes are based, that would have been available to SABRE if SABRE had been the owner of the Equipment instead of the lessee.

          (c) CONTESTS AND CLAIMS FOR REFUNDS. If Comdisco or SABRE receives notice from any taxing authority with respect to an assessment or potential assessment or imposition of any tax that the other party ("Tax Indemnifying Party") would be responsible for pursuant to this
          Section 4, then Comdisco or SABRE, as the case may be, shall notify the Tax Indemnifying Party in writing of such notice so as to allow the Tax Indemnifying Party sufficient time prior to the expiration of any period during which contests may be filed to file a contest of the tax, and shall, at the Tax Indemnifying Party's written request, contest or permit the Tax Indemnifying Party to contest such proposed tax at its own expense. The Tax Indemnifying Party may require the other party to apply, at the expense of the Tax Indemnifying Party, for a refund of taxes otherwise subject to reimbursement or indemnification under this Section 4. In lieu of pursuing such a refund claim, Comdisco or SABRE, as the case may be, may assign its rights to a refund claim to the Tax Indemnifying Party. SABRE and Comdisco shall cooperate in good faith in any contest or claim for refund pursuant to this Section 4.

          (d) REFUNDS. Comdisco or SABRE, as the case may be, shall promptly pay over to the other party, an amount equivalent to any refund, credit, offset or abatement (including interest thereon) received by Comdisco or SABRE, as the case may be, of taxes, to the extent such refunds, credits, offsets, or abatements are of amounts that were paid by the other party to either Comdisco or SABRE, as the case may be, or to a taxing authority pursuant to this Section 4.

          (e) COOPERATION. Each party shall provide the other with such cooperation as such other party may reasonably request in minimizing taxes incurred in connection with this Agreement. In the case of SABRE, such cooperation shall include providing Comdisco any applicable resale certificates; information regarding out-of-state use of materials, services, or sales; or other exemption certificates. In the case of Comdisco, such cooperation shall include providing SABRE applicable information regarding out-of-state delivery or use of materials, services or sales; providing prompt notice of the occurrence of any condition or event which causes, SABRE to be liable to pay any amount under this Section 4, and at the request of SABRE, taking steps reasonably available to Comdisco to minimize taxes; such steps shall include (but not be limited to) (i) providing itemized (or non-itemized) invoices or billing, (ii) separating (or combining) services provided pursuant to this Agreement, (iii) changing the location at which services or property are delivered, provided or used pursuant to this Agreement, (iv) permitting SABRE to assign to an affiliate all or part of its rights under this Agreement, including the right to take delivery of services or property and (v) using commercially reasonable efforts to require any third party to take steps reasonably available to such party to minimize taxes. In the case of

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                   16
                                 CONFIDENTIAL

          SABRE and Comdisco, such cooperation shall also include providing its value added registration numbers to the other party for any jurisdiction for which recoverable value added taxes were paid, maintaining records as reasonably necessary for tax purposes; making such records available to the other party (or permitting the other party to copy, at its expense, such records); and making information in its possession and employees with technical expertise available as reasonably necessary in connection with the preparation of any tax returns or any audit or tax contest or refund claim.

          (f) SALES AND USE TAXES. Notwithstanding anything to the contrary in this Agreement or any other agreement between Comdisco and SABRE, SABRE shall not be responsible for or obligated to indemnify Comdisco for, and Monthly Rental shall not include, (a) any taxes other than sales or use or value added taxes imposed on or with respect to the transfer of Equipment or services from Comdisco to SABRE or (b) any sales or use taxes or value added taxes with respect to any item of Equipment to the extent such taxes exceed the amount of such taxes for which SABRE would have been responsible if either (x) it had purchased or leased the item of Equipment directly from a third party vendor or
          (y) with respect to items of equipment that are sold to Comdisco by SABRE pursuant to a sales agreement, if it had not sold the items of equipment to Comdisco.

          (g) EXCLUSIONS. Notwithstanding anything to the contrary in this Agreement or any other agreement (including Section 17 of this Agreement) between Comdisco and SABRE, neither party shall be responsible for, or required to indemnify the other party ("Tax Indemnified Party") for: (i) taxes resulting from the willful misconduct or gross negligence of the Tax Indemnified Party; (ii) taxes either not yet due or payable, or taxes being contested in accordance with the provisions of this Section 4; (iii) any withholding taxes imposed on the net or gross income of the Tax Indemnified Party; (iv) taxes that result from any failure of the Tax Indemnified Party to file timely reports or returns or to pay any taxes when due, or to comply with any certification, information, documentation, reporting or similar requirements required to obtain or establish refund or exemption from such taxes; and (v) penalties and interest with respect to such taxes to the extent such penalties or interest are imposed as a result of any of the factors listed in clauses (i) through (iv) of this section, or as a result of tax return positions of the Tax Indemnified Party that are unrelated to this Agreement. The parties further agree that the indemnity provisions in
          Section 10.3 and Section 17 of this Agreement and in any other agreement, do not apply to taxes, it being the intent of the parties that this Section 4 state the parties' indemnification obligations with respect to taxes.

          (h) TAX CHARACTERIZATIONS. Unless otherwise stated therein, each Equipment Schedule hereunder shall be entered into on the basis that Comdisco intends to claim as allowed by the Internal Revenue Code such deductions for depreciation, interest on purchase money, and other tax benefits as are provided to an owner of equipment. Comdisco is solely liable for any tax or other characterizations of law or regulation regarding such deductibility.

     4.4  MONTHLY RENTAL ADJUSTMENTS RELATED TO ADDITIONS AND REMOVALS.

          (a)  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                   17
                                 CONFIDENTIAL

          (b)  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].






REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  18
                                 CONFIDENTIAL

     For example, assume the following:

----------------------------------------------------------------------------
                                       1998            1999           2000
----------------------------------------------------------------------------
 [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
----------------------------------------------------------------------------

     Under this example, [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     For example, using the numbers in the table above:

     [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

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                                 CONFIDENTIAL

          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     c.   REFRESH POOL.
          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          REFRESH POOL MECHANICS:

          i)  Adding Growth Equipment and Refresh Equipment:

              [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          ii) Removing Equipment:

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  20
                                 CONFIDENTIAL

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          iii) End of Term:
          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          iv)  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

               For example:

          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

               The examples attached as Attachment D illustrates these formulas:

          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  21
                                 CONFIDENTIAL

          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     4.5 RECONCILIATION ACCOUNT. SABRE shall have the option to utilize a Reconciliation Account more fully described in an Equipment Schedule to accumulate changes in the Monthly Rental made pursuant to the Refresh Pool Mechanics described herein and in the Equipment Schedule which will be reconciled on the Settlement Dates set forth in the Equipment Schedule. Additional Settlement Dates can be called (i) by either party if the accumulated adjustment amount exceeds $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] accumulated across all active Equipment Schedules; (ii) by the non-defaulting party if a party shall have defaulted in the performance of a material obligation under this Agreement or an Operative Agreement and not otherwise excused or cured during the applicable cure period; (iii) by Comdisco if SABRE shall not be Investment Grade; (iv) by SABRE if Comdisco shall not be Investment Grade; or (v) by either party if a notice of termination has been given, and at SABRE's option the use of the Reconciliation Account can be discontinued in which case the Monthly Rental shall be adjusted as provided herein. Notwithstanding the above, either party may at any time, at its sole option, pay the other party a cash payment to reduce or eliminate the balance in the Reconciliation Account. SABRE has the ability to transfer all or part of the Reconciliation Account balance from one Equipment Schedule to another Equipment Schedule under this Agreement. Upon notice from SABRE, Comdisco shall cause such amounts to be transferred between Equipment Schedules. If the two Equipment Schedules are denominated in different currencies, then the amounts being transferred will be converted to the currency of the destination Equipment Schedule at the then current foreign exchange rate for the relevant currencies as quoted in the Spot Close Value New York Composite Rate by Bloomberg as of the close of business (US Eastern Time) as of the date of such notice.

     4.6  INVOICES.
          (a) Comdisco shall provide all invoices in the form and media, and with the level of detail as mutually agreed to between the parties during the completion of the Life-Cycle Process Analysis and Optimization and Optional Implementation task period described in the Services Schedule. The parties agree to conduct a test or (if required) series of tests encompassing an exchange of the agreed upon invoice data between the parties, such test to occur on or about the thirtieth day after this Agreement is executed by the parties. In the event such test fails, the parties shall diligently pursue avenues to remedy such failure. From time to time, SABRE and Comdisco may agree to changes in the form, media and structure of invoices. Upon the successful completion of the aforementioned tests, an invoice that does not comply in all material respects with the requirements as to form and content that was agreed upon by the parties shall not be deemed presented. Upon successful completion of the aforementioned tests, Comdisco shall prepare and send to SABRE an invoice with the level of detail agreed upon for receipt by SABRE on or before the 22nd day of each month reflecting all changes received by Comdisco on or before the 15th of that month. In the event SABRE receives such invoice on or before the 23rd day of a given month, then SABRE shall pay such invoice on or before the last day of such

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  22
                                 CONFIDENTIAL
               month. In the event SABRE receives an invoice after the 23rd day of a given month, then one day for each day after the 23rd that SABRE receives such invoice shall be added to the date SABRE is required to pay such invoice. Until such time as the parties agree as to form, media, and detail to be contained on the invoice and the successful completion of the aforementioned tests, or SABRE receives an invoice that does not comply with the agreed upon detail, SABRE's obligation to pay any such invoice shall be within 30 days of receipt of such invoice, however, SABRE shall endeavor to make payments earlier than such 30 days. Comdisco shall promptly credit to SABRE any undisputed credits due SABRE under this Agreement and any payments made to Comdisco which Comdisco is not entitled hereunder. Comdisco shall refund by check, instead of issuance of credits, when SABRE's accounts are current. [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          (b)  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     4.7 WITHHOLD VENDOR PAYMENTS. If after SABRE's acceptance of any Equipment, SABRE provides Comdisco with written notice to withhold payment of the purchase price for such Equipment from an Equipment vendor or supplier, Comdisco shall withhold such payment until SABRE provides Comdisco with an additional written notice instructing Comdisco to pay such purchase price; provided, however, SABRE shall indemnify Comdisco against any claims and for all costs and expenses directly related to such non-payment.

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                                 CONFIDENTIAL

     4.8  AUDITS.
          (a) SABRE may, from time to time, at its own expense review Comdisco's books and records for the purpose of evaluating the accuracy of Comdisco's invoices for Monthly Rental, Services rendered and Taxes. SABRE may employ such assistance as it deems desirable to conduct such reviews, including an independent accounting firm or consultants.

          (b) Comdisco shall cooperate in any SABRE review, providing reasonable access to any and all Comdisco employees and all Comdisco books, records and other documents reasonably necessary to assess the accuracy of Comdisco's invoices as provided above. Any disputes concerning the results of a review shall be referred to the parties Project Managers (as defined in the Services Schedule) for resolution. If these individuals cannot resolve the dispute within 30 days after the referral, the dispute(s) shall be escalated as set forth in Section 13 herein. Any billing errors shall be promptly corrected, including making refund of any overpayment by SABRE as provided in Section 4.6(a) above and making payment of any underpayments by SABRE. In the event SABRE's audit shows a material error which is defined as in excess of [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] percent ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%) then Comdisco shall be required to reimburse SABRE for the reasonable cost of such audit. Such [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]% error rate shall be exclusive of monthly fluctuations resulting from Monthly Rental adjustments made pursuant to the Program.

     4.9 LATE PAYMENT. If any scheduled payment by SABRE is not made within thirty (30) days following its due date (other than a Disputed Amount), interest on such delinquent payment shall accrue from the due date until paid at the prime rate as established by Citibank, N.A. plus [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] percent ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%) and shall be payable by SABRE. Comdisco shall be obligated to provide SABRE with prompt written notice of non-receipt of a payment. If Comdisco fails to provide such notice then interest charges shall not accrue on the non-Assigned Amount until such date as written notice is provided.

5.   INSTALLATION AND USE OF EQUIPMENT
     5.1 DELIVERY AND INSTALLATION. SABRE shall be responsible for the cost of delivery and installation of all Equipment to the SABRE designated delivery location. Upon the expiration or termination of an Equipment Schedule or the early return of any items of Equipment thereunder as provided for herein, SABRE shall pay all transportation charges (including in-transit insurance) associated with the return of the Equipment for a distance equal to the distance between the Equipment location and the greater Chicago metropolitan area for locations in the U.S. For locations outside the U.S. SABRE shall pay all transportation charges (including in-transit insurance) associated with the return of the Equipment for a distance equal to the distance between the Equipment location and Comdisco's equipment return location in such country, or if there is no Comdisco location in such country, then the closest Comdisco equipment return location to such Equipment. Comdisco shall make arrangements for its carrier to pick up the Equipment. Risk of loss of the Equipment shall transfer to Comdisco at the time SABRE tenders the Equipment to Comdisco or its carrier at the Equipment location for return to Comdisco.

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                                 CONFIDENTIAL

     5.2 USE OF EQUIPMENT. SABRE shall be entitled to unlimited usage of the Equipment for its benefit and/or the benefit of its parents, affiliates and Customers, during the Initial Term or any Extension Period without extra charge by Comdisco.

     5.3  ACQUIRING GROWTH AND REFRESH EQUIPMENT.

          (a) As agreed to herein and in the Operative Agreements, in the event the Growth or Refresh Equipment is newly manufactured equipment, upon SABRE's request, Comdisco shall actively participate in negotiations with SABRE including participation in meetings of the negotiating team and with suppliers and providing information for an acquisition price for such equipment by providing SABRE with Comdisco's market watch information based on Comdisco's knowledge about recent transactions for such equipment. Upon agreement of an acquisition cost between SABRE and an equipment supplier, and if SABRE elects to add such equipment to the Program as Growth or Refresh Equipment, SABRE will assign to Comdisco its right to purchase such equipment. In the event the Growth or Refresh Equipment is used equipment, Comdisco will provide SABRE with the following information: (i) Comdisco's market watch information for such equipment; (ii) whether Comdisco has such equipment available in its inventory and if so, the related Comdisco supply price; and (iii) other equipment suppliers who may have such equipment. SABRE shall provide Comdisco the opportunity to supply such used equipment to SABRE and SABRE agrees to acquire such equipment from Comdisco if Comdisco's acquisition price and other terms and conditions of the proposal are, based on SABRE's commercially reasonable business judgment, equal to or better than the proposals obtained from other third parties. In the event SABRE acquires used equipment from a third party, and if SABRE elects to add such equipment to the Program, SABRE will assign to Comdisco its right to purchase such equipment. SABRE is not under any obligation to include equipment it may purchase or lease from others under this Program. Further, SABRE may elect to add equipment it purchases or leases from others under this Program as Managed Equipment and Comdisco shall provide asset tracking services for such Managed Equipment at no additional charge (unless mutually agreed to in the Services Schedule) pursuant to the terms of this Agreement and the limitation of [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] assets (as defined in the Services Schedule) as further provided in the Services Schedule.

          (b) In addition to the other conditions of this Agreement and the Operative Agreements, if SABRE shall have (i) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]; (ii) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]; or (iii) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

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                                 CONFIDENTIAL

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     5.4. SWAPPING EQUIPMENT.  [TEXT OMITTED - CONFIDENTIAL TREATMENT
          REQUESTED]

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                                 CONFIDENTIAL

          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          In addition, SABRE agrees to pay to Comdisco (i) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED], and (ii) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          Notwithstanding the above, [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]. Further, Comdisco shall accept return of the Duplicate Equipment as provided for herein, and SABRE shall have the same obligations with respect thereto, including payment of the amounts described in (i) and (ii). In the event that one, or both, of the parties do not have a legal presence in a country with which SABRE desires to put Equipment, the parties will work together in good faith to establish such legal presence so as to be able to enter into an Equipment Schedule in such country.

     5.5 OTHER EQUIPMENT. In the event SABRE shall elect to exercise its right to include other equipment (such as midrange, PC's, or telecommunications equipment) under the terms of this Agreement, SABRE shall notify Comdisco at least sixty (60) days prior notice and provide a list of other equipment that shall be included under the Agreement. In such event, the parties shall meet in good faith to agree on the Minimum Commitment Period, Monthly Rental, Funding Factor and Equipment Cost for such other equipment, as well as

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                                 CONFIDENTIAL
          the Refresh Pool credit for such other equipment. Any other equipment initially included in such election shall be deemed as SABRE Equipment under this Agreement.

     5.6 SHORT-TIME PROCUREMENTS. Comdisco understands that from time to time and under certain circumstances SABRE must act on a shorter timeframe than has been determined to be necessary under this Agreement. Notwithstanding any timeframe by which Comdisco is allowed to respond, or SABRE is required to give notice under this Agreement or any Operative Agreement, if in SABRE's commercially reasonable business judgement, SABRE is required to shorten or not comply with such timeframe due to an event of operational necessity or emergency, then SABRE shall have the right to operate its business in its best interest and any Refresh Equipment or Growth Equipment acquired or any other action taken shall not affect the right of SABRE to include such Equipment under the Program or delete such Equipment from the Program, and SABRE shall have the right to include or delete such Equipment as if such notice had been given or time had elapsed.

     5.7 RELOCATION OF EQUIPMENT. SABRE shall, at its own risk, cost, and expense, have the right to relocate the Equipment from the location stated in the applicable United States or Non-U.S. (as the case may be) Equipment Schedule to other locations as follows: a) if SABRE wishes to relocate the Equipment to another country and be relieved of its obligations as lessee under the applicable Equipment Schedule for such Equipment, then SABRE may move the Equipment outside of the United States or foreign country by terminating and removing the Equipment from its existing Equipment Schedule and adding it to an existing Equipment Schedule for the country where the Equipment is to be relocated (or if none exists, under a new Equipment Schedule for such country) with SABRE or the applicable local SABRE affiliate for that country for an Initial Term equal to the remainder of the original Initial Term and for a Monthly Rental which is equivalent to the current Monthly Rental for such Equipment with local currencies and interest rates being considered; or b) if SABRE wishes to relocate the Equipment to another country or within the country in which the Equipment was originally located, then SABRE may move the Equipment outside of the United States or foreign country or within the country, provided, however, that (i) no such relocation relieves SABRE of its obligation under the applicable Equipment Schedule, and (ii) upon the expiration or termination of the Equipment Schedule, SABRE returns the Equipment to the country where the Equipment was originally installed (unless otherwise agreed to by Comdisco). Whether SABRE elects a) or
          b), SABRE shall pay any reasonable and actual additional costs and expenses (including property taxes, sales and use taxes, and customs and duties (including import and export taxes), but no other taxes except those described in Section (iii) below) resulting from such relocation, and (iii) SABRE may move the Equipment outside the United States or foreign country (as the case may be) only after giving Comdisco written notice (addressed to the Director of Taxes), at least thirty (30) days prior to the date such Equipment is to be moved; that SABRE intends to move the Equipment outside the United States or foreign country. If, within twenty-one (21) days of receipt of such notice, Comdisco delivers written notice to SABRE (addressed to the Project Manager as defined under this Agreement) certifying that moving the Equipment outside the United States or the foreign


REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  28
                                 CONFIDENTIAL
          country would have an adverse impact on Comdisco's federal income tax liability or on any other tax liability other than property taxes, sales and use taxes, and customs and duties (including import and export taxes), then SABRE may (x) keep the Equipment in the United States or the foreign country, (y) move the Equipment outside the United States or foreign country if it agrees to return the Equipment to the country where the Equipment was originally installed (unless otherwise agreed to by Comdisco) and to indemnify Comdisco, on terms reasonably acceptable to Comdisco for (a) any increase in Comdisco's federal tax liability and (b) such other taxes, if any, that the parties agree to, based on good faith negotiation, or (z) remove the Equipment from the Equipment Schedule in accordance with the Refresh Pool Mechanics described in the Agreement. SABRE shall provide to Comdisco written notice of all relocations performed within the country in which the Equipment was originally installed. In the event of a relocation as specified in (a) above, the portion of the Refresh Pool set out in the Equipment Schedule for which the Equipment is being terminated and removed shall be decreased as provided in the Refresh Pool Mechanics in Section 4.4(c), and the portion of the Refresh Pool set out in Equipment Schedule to which the Equipment is being added shall be increased as provided in the Refresh Pool Mechanics in Section 4.4(c). The Minimum Commitment Period for such Equipment shall not change due to such relocation.

     5.8 RECONFIGURATION. Upon prior written notice to Comdisco, SABRE may reconfigure and install Attachments on the Equipment. In the event of such a Reconfiguration or Attachment which SABRE has purchased and retained ownership of, SABRE shall, upon return of the Equipment, at its expense, restore the Equipment to the original configuration specified on the Equipment Schedule or a "higher level configuration" in accordance with the manufacturer's specifications and in the same operating order, repair and appearance as when installed (normal wear and tear excluded). For purposes hereof, "higher level configuration" means (a) an equal or better configuration with respect to main memory, cache channels or other features, and of the same manufacturer as the original configuration, and (b) that such upgrades will have megabyte capacity for DASD and Tape, and a MIPS rating for processors that is equal or higher than the original capacity and of the same manufacturer as the original configuration. In the event of such a Reconfiguration or Attachment which SABRE has financed with Comdisco as provided for below, SABRE shall return the Equipment with such Reconfiguration or Attachment. If any parts are removed from the Equipment during the Reconfiguration or Attachment, the restoration shall include, at SABRE's option, the installation of either the original removed parts or Like Parts. Alternately, with Comdisco's prior written consent which shall not be unreasonably withheld, SABRE may return the Equipment with any Attachment or upgrade. If any parts of the Equipment are removed during a Reconfiguration or Attachment, Comdisco may require SABRE to provide additional security, reasonably satisfactory to Comdisco and SABRE, in order to ensure performance of SABRE's obligations set forth in this subsection. Neither Attachments nor parts installed on Equipment in the course of Reconfiguration nor software, applications or data installed by SABRE shall be required to be returned with the Equipment. The Manufacturer or Maintenance Organization may incorporate engineering changes, safety changes, or make temporary alterations to the Equipment. All items returned to

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                                 CONFIDENTIAL

          Comdisco with the Equipment, except software, applications or data not owned by Comdisco shall become the property of Comdisco. For purposes of this subsection, "Attachment" means any accessory, equipment or device and the installation thereof that does not impair the original function or use of the Equipment and is capable of being removed without causing material damage to the Equipment and is not an accession to the Equipment; "Like Part" means a substitute part which is lien free and of the same manufacturer and part number as the removed part, and which when installed on the Equipment shall be eligible for maintenance coverage with the Manufacturer of the Equipment; "Reconfiguration" means any change to the Equipment that would upgrade or downgrade the performance capabilities of the Equipment in any way.

          However, if at the time of the Reconfiguration such Reconfiguration
          (i) is not capable of being removed without causing material damage to the Equipment; or (ii) if at the time of the Reconfiguration the Manufacturer does not offer on a commercial basis a means for the removal of the additonal items; then such Reconfiguration is subject to the prior written consent of Comdisco, which shall not be unreasonably withheld. Notwithstanding the above, if such Reconfiguration is included as Growth or Refresh Equipment under this Agreement and the Operative Agreements, then Comdisco's consent to such Reconfiguration is not required. Notwithstanding anything to the contrary contained herein, for any upgrades, attachments and modifications comprising such Reconfiguration or Attachment or otherwise added (whether new or used) to any Equipment leased by SABRE under an Equipment Schedule, SABRE shall have the right to purchase and retain ownership of any such upgrades, attachments and modifications, or finance any such upgrades, attachments and modifications with Comdisco. In no event shall SABRE have the right to finance any such upgrades, attachments and modifications with a party other than Comdisco. In addition, SABRE shall provide Comdisco any commercially reasonable opportunity to supply any such upgrades, attachments and modifications to the Equipment leased under an Equipment Schedule that are available in the used marketplace.

     5.9 CPU GENERATIONAL UPGRADES. In the event SABRE elects to add a CPU Generational Upgrade to an item of Equipment under this Program, such CPU Generational Upgrades shall be added to the Program and the following events will occur:

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]:
          A.   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED];
          B.   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]:

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                                 CONFIDENTIAL

               (i)   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]; or
               (ii)  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].
               (iii) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

               Notwithstanding the above, any item of Equipment can be upgraded using the CPU Generational Upgrade mechanics as described above no more than once every [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] calendar months and the Minimum Commitment Period for the item of Equipment being upgraded and all attached upgrades will be extended to the later of a new [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] month period or the end of the current Minimum Commitment Period for that Equipment.

     5.10 SUBLEASE. Provided all amounts then due and owing (other than a Disputed Amount) are paid by SABRE, SABRE shall be entitled without Comdisco's consent to sublease any or all of the Equipment, or any part thereof, to, or permit their use by, any person or entity (except to an entity affiliated with the Manufacturer of such Equipment), including without limitation any subsidiary or affiliate of SABRE, incorporated and located in the United States of America, but in all cases only upon and subject to terms and conditions at least as restrictive as those contained in this Agreement. No such sublease or assignment shall relieve SABRE of any liability or obligations hereunder except if Comdisco consents, in writing, based upon the credit-worthiness of such sublessee or assignee and the terms and conditions of the assignment or sublease, which consent shall not be unreasonably withheld or delayed, to relieve SABRE of such obligation. SABRE's rights under this Section are subject to Comdisco's right to match any sublease proposed by a third party (except one proposed by any subsidiary, affiliate or outsourcing Customer of SABRE). Except for offers from subsidiaries, affiliates or outsourcing Customers of SABRE, SABRE shall provide Comdisco with the terms of the third party offer and Comdisco shall have three (3) days to match the offer and SABRE shall sublease the Equipment to Comdisco if Comdisco has timely matched the third party offer.

6.   MAINTENANCE AND REPAIRS

     6.1 EQUIPMENT CONDITION. SABRE shall, during the Initial Term or any Extension Period, at its own expense, keep the Equipment in good working order and condition and make all necessary adjustments, repairs, and replacements thereto, reasonable wear and tear excepted. SABRE shall not use or permit the Equipment to be used for any purpose for which the Equipment is not reasonably suited.

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                                 CONFIDENTIAL

     6.2 MAINTENANCE CONTRACT. SABRE may, during the Initial Term or any Extension Period, at its own expense, enter into a maintenance contract with the Manufacturer or a Maintenance Organization selected by SABRE, or may provide for maintenance itself. SABRE is at all times responsible for maintenance of the Equipment.



7.   EQUIPMENT RETURN

     7.1 PURCHASE RIGHTS. At the termination or early termination of an Equipment Schedule as provided for herein, SABRE shall have the option to tender to Comdisco or its carrier at the Equipment location for return to Comdisco the same serial numbered Equipment listed on such Equipment Schedule. In addition, at the termination or early termination of an Equipment Schedule, upon SABRE's notice at least sixty (60) days prior to such termination, SABRE shall have the right to elect to purchase the Equipment. The parties shall meet personally or telephonically to attempt to agree, in good faith, on the Fair Market Value for the Equipment. In the event the parties fail to agree on the Fair Market Value for the Equipment within five (5) days of such notice provided above, then the parties shall engage the appraisal process described in Section 1.24. [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]. Upon pick up of SABRE owned Replacement Equipment by Comdisco or its carrier, SABRE shall transfer ownership of the Replacement Equipment to Comdisco, and Comdisco shall transfer ownership for the Equipment being replaced to SABRE.
          At least ninety (90) days prior to the expiration of the Initial
          Term, Comdisco agrees to provide SABRE with notice that SABRE's notices shall be due to terminate the Equipment Schedule and either return the Equipment or purchase the Equipment. If SABRE elects to terminate the Equipment Schedule, then the Equipment Schedule shall terminate in accordance with Section 3 herein. If SABRE elects to purchase the Equipment and if SABRE (i) fails to provide such notice to Comdisco in the time frame indicated, or (ii) a) provides such notice to Comdisco but fails to purchase the Equipment for a mutually agreed upon Fair Market Value within three (3) days following the end of such term or any extension, and b) fails to make available for pick up by Comdisco or its carrier the Equipment or Replacement Equipment if the parties are unable to agree upon a Fair Market Value within ten (10) days following the end of such term or extension, then the Equipment Schedule shall continue in full force and effect as provided for in Section 3, retroactive to the date of termination or early termination until

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                                 CONFIDENTIAL
          such time as the conditions listed in (i) or (ii) are met. Notwithstanding the foregoing, upon the termination or early termination of an Equipment Schedule, SABRE shall have the right to make available for pick up by Comdisco or its carrier for return to Comdisco Replacement Equipment in lieu of items of personal computer Equipment provided it is understood that whether SABRE returns items of personal computer Equipment or items of personal computer Replacement Equipment, Comdisco shall process the return based on the number of units returned per location and shall not process the return by serial number.
          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          Notwithstanding the foregoing, in the event the Initial Term has expired and the Equipment Schedule has continued on a month to month basis, in the event Comdisco provides SABRE with notice to terminate, SABRE shall have the right to provide notice within two (2) business days of receiving such notice that it elects to purchase the Equipment. In the event of such election, Comdisco's right to terminate shall not be in effect for sixty (60) days to allow for the procedure set forth in this Section 7 to occur. In the event the parties do not reach agreement for SABRE to purchase the Equipment, SABRE shall give notice to terminate such Equipment Schedule as provided for in Section 3 above.

          Upon Termination for Convenience of the Agreement or an applicable Equipment Schedule, as provided herein or in the Operative Agreements, the time provided in this provision shall be extended to provide an orderly winddown and return or purchase of Equipment, as may reasonable and necessary and not to exceed six (6) months as per
          Section 3.4 herein.

     7.2 CONDITION OF EQUIPMENT. The Equipment and/or Replacement Equipment returned to Comdisco, shall at the time it is disconnected from its then location, be in the same condition and working order as when delivered to SABRE, reasonable wear and tear excepted, and shall be certified eligible for maintenance by the Manufacturer. In addition, the Equipment shall be at the then current Manufacturer's release, revision and engineering change levels which were provided to SABRE by the Manufacturer at no cost throughout the Initial Term or any Extension Period under the Manufacturer's standard maintenance contract. Notwithstanding the foregoing, in the event SABRE uses a party other than the Manufacturer to maintain the Equipment, the Equipment shall be at the then current Manufacturer's release, revision and engineering changes levels which would have been provided to SABRE by the Manufacturer at no cost throughout the Initial Term or any Extension Period had SABRE entered into a standard maintenance contract with the Manufacturer. SABRE shall at its expense, have the Equipment deinstalled and certified by the Manufacturer, and packed in accordance with the Manufacturer's guidelines.

     7.3 REQUIREMENTS FOR RETURN OF EQUIPMENT. If Comdisco is no longer providing Services under the Program, then SABRE and Comdisco will appoint a principal contact person

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                                 CONFIDENTIAL

          (the "Contact") with responsibility for coordinating delivery and return of Equipment to one centralized shipping location. SABRE's Contact will provide Comdisco ten days written notice of the Equipment's availability for pick-up, but in no event prior to SABRE's notice of termination pursuant to Section 3 and/or 7 of this Agreement.

          Comdisco will make arrangements for its transportation carrier to contact SABRE's Contact to coordinate the return of the Equipment. Comdisco's transportation carrier will be responsible for packing Distributed Systems Equipment on site on the Pick Up Date. Risk of loss for all Equipment shall pass to Comdisco once the Equipment has been tendered to Comdisco or its carrier for return at the Equipment location.

          SABRE will be responsible, and will be invoiced, for any damaged, non-functional and/or missing Equipment or Equipment parts based on its Fair Market Value at the time the Equipment is tendered to Comdisco or its carrier for return.

8.   ASSIGNMENT

     8.1 ASSIGNMENT OF MONTHLY RENTAL. The terms and conditions of each Equipment Schedule have been fixed by Comdisco in order to permit Comdisco to assign its right to receive the Fixed Equipment Portion of the Monthly Rental, subject to SABRE's interest herein, and grant a security interest in each Equipment Schedule and/or the Equipment to a non-affiliated third party ("Assignee") for purposes of securing nonrecourse financing, subject to SABRE's rights hereunder and under the Operative Agreements [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]. [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].
          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]. Any such Assignee shall agree in writing that (a) it will only further assign the Fixed Equipment Portion of the Monthly Rental to an entity which is (i) "investment grade" (as defined below); (ii) not a competitor of SABRE;
          (iii) not currently involved with litigation with SABRE; and (iv) such entity agree to these same limits to its right to further assign;
          (b) Assignee shall not disturb SABRE's quiet use and enjoyment of the Equipment so long as SABRE is not in default (and after such applicable cure period) of the payment of the Fixed Equipment Portion of the Monthly Rental so assigned; and (c) SABRE's costs, obligations, liability and risks shall not be increased nor its rights or benefits diminished as a result of such assignment.
          However, any such assignment by Comdisco shall not relieve Comdisco of its obligations to SABRE, and shall not change SABRE's duties or increase the burden, except as specifically provided for herein and in the Operative Agreements or risks imposed on SABRE, except change SABRE's obligation to pay the Assignee. Notwithstanding, SABRE shall have the option to pay directly to Comdisco such assigned amounts in lieu of paying the Assignee directly,

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                                 CONFIDENTIAL
          in which case Comdisco shall indemnify SABRE from and against any loss or damage (i) due to the failure of Comdisco to pay such assigned amounts to the Assignee, or (ii) for any late payment charges due to Comdisco's failure to pay such Assignee in a timely manner. Further, SABRE shall acknowledge such assignments in a written notice which shall be given by Comdisco to SABRE thirty (30) days prior to the date SABRE is required to make payments to the Assignee. SABRE also agrees that: (a) the Assignee shall be entitled to exercise all of Comdisco's rights, but shall not be obligated to perform any of the obligations of Comdisco, provided that Assignee agrees to release any security interest in any Equipment if and to the extent required in connection with SABRE's exercise of SABRE's rights with respect to such Equipment; (b) the Assignee shall not disturb SABRE's quiet and peaceful possession and unrestricted use of the Equipment so long as SABRE is not in default (and such default remains uncured during the cure period) and the Assignee continues to receive the Fixed Equipment Portion of the Monthly Rental so assigned payable under the Equipment Schedule; (c) SABRE shall pay all of the Fixed Equipment Portion of the Monthly Rental so assigned (subject to any withholding required by law, for purposes of this Section only) to the Assignee subject to SABRE's rights hereunder and under the Operative Agreements despite any defense or claim which it has against Comdisco (SABRE reserves its rights to have recourse directly against Comdisco for any defense or claim); and (d) subject to and without impairment of SABRE's leasehold rights in the Equipment, SABRE holds the Equipment for the Assignee to the extent of the Assignee's rights in that Equipment. For purposes hereof, "investment grade" shall be defined as any of the following: (1) a US Bank Domestic Long Term Deposits Rating of Baa3 or better as published in Moody's Bond Record,
          (2) a senior Corporate Credit Rating of Baa3 or better as published in Moody's Bond Record, or (iii) a senior credit rating by another rating agency other than found in Moody's Bond Record that is considered "investment grade" in the domestic financial community. In the event there are ratings found in Moody's Bond Record and another rating agency, the Moody's rating shall prevail.

     8.2 OTHER ASSIGNMENTS. Except for Comdisco's rights under Section 8.1 above, no part of this Agreement may be assigned directly or indirectly, by Comdisco without SABRE's prior written approval, which may be withheld in its sole discretion. Comdisco shall notify SABRE in writing, and SABRE may immediately terminate this Agreement and the Operative Agreements without liability therefor, if Comdisco dissolves or is liquidated. SABRE may assign this Agreement to its Affiliates or any successor in interest to all or any part of SABRE's operations, without Comdisco's consent, so long as (i) such assignee's credit standing is equal to or better than SABRE's credit standing, but not less than "Investment Grade" and (ii) the assignee agrees in writing to be bound by the terms and conditions of this Agreement and the applicable Operative Agreements. If the assignee's credit standing is less than Investment Grade, then such assignment shall be subject to the prior written consent of Comdisco and may result in a change in Monthly Rental. SABRE shall not act as a guarantor of the assignee's obligations under this Agreement.

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                                 CONFIDENTIAL

9.   OWNERSHIP - TITLE

     9.1 COMDISCO WARRANTY. Comdisco warrants that, as of the Commencement Date of each Equipment Schedule and throughout the term thereof, Comdisco shall have good and valid title to, or the power and authority to lease, the Units leased pursuant to such Equipment Schedule. Nothing contained in this Agreement or any Equipment Schedule shall give or convey to SABRE any right, title or interest in or to any Unit, except for the leasehold interest and other rights set forth in the terms of this Agreement and the applicable Equipment Schedule. SABRE does not indemnify Comdisco or any third party from any claims, actions, suits, proceedings, costs, expenses, damages, or liability at law or in equity, including attorney's fees arising out of, connected with, or resulting should this Agreement or associated transaction(s) be deemed to be other than a true lease. Comdisco shall indemnify SABRE for any loss or damage due to a breach of Comdisco's warranty of quiet use and enjoyment of the Equipment that arises as a result of any encumbrance placed on the Equipment by or through Comdisco.

     9.2 SABRE OBLIGATIONS. Except for any claim arising from the acts, omissions, or negligence of Comdisco, SABRE shall at its own expense protect and defend the respective interests in the Equipment of Comdisco against all persons claiming against SABRE, at all times keep the Equipment free and clear from any legal process or other encumbrance arising by or through SABRE, give Comdisco prompt written notice thereof and indemnify Comdisco from any loss caused by such an encumbrance.


     9.3 COMDISCO INSPECTION. Comdisco or its agent shall have reasonable access to the Equipment during reasonable business hours for the purpose of inspection, provided however, that SABRE has been notified in writing at least ten (10) business days in advance and SABRE has agreed to the time and date of access. While on SABRE's premises, Comdisco and its agents shall observe all security regulations, as well as rules and procedures governing conduct as SABRE require. The inspection of Equipment is a physical inspection only, Comdisco shall not review SABRE's data nor log onto SABRE's system, during such inspection.

     9.4 NOTICE OF DAMAGE. SABRE shall promptly notify Comdisco of all details concerning any material damage or loss arising out of the improper manufacture, functioning or operation of the Equipment.

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                                 CONFIDENTIAL

10.  WARRANTIES
     10.1 ENFORCEMENT. At the request and expense of SABRE, Comdisco shall, at SABRE's option: (1) enforce for the benefit of SABRE any rights which Comdisco may enforce against the Equipment Manufacturer or supplier of Comdisco with respect to the Equipment, including but not limited to remedies, if any, provided by the Manufacturer or the supplier of Comdisco for breach of warranty or patent, copyright or trade secret infringement or otherwise, and remedies and/or recovery of damages otherwise provided by law or in equity and/or any recovery of refunds or price adjustments or other claims arising under the equipment purchase contract; or (2) to the extent assignable, make a full or partial assignment to SABRE, as SABRE shall request, of any such rights described above enforceable by Comdisco against the Equipment Manufacturer or supplier of Comdisco with respect to the Equipment.

     10.2 WARRANTY AND DISCLAIMER. Except as to warranty of title or as otherwise specifically provided herein or in the Agreement, COMDISCO SUPPLIES THE EQUIPMENT AS IS AND NOT BEING THE MANUFACTURER OF THE EQUIPMENT, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE EQUIPMENT'S MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR AS TO PATENT INFRINGEMENT OR THE LIKE, it being agreed that all such risks, as between Comdisco and SABRE, are to be borne by SABRE. SABRE acknowledges that it has selected the Equipment and disclaims any reliance upon statements made by Comdisco. Comdisco warrants that used Equipment Comdisco is supplying from its inventory shall, upon delivery to the SABRE designated delivery location, be in good working order, eligible for the Manufacturer's standard maintenance contract, and at the Manufacturer's then current release, revision and engineering change levels, unless as otherwise provided for in an Equipment Schedule or other agreement between Comdisco and SABRE.

     10.3 INDEMNITY. SABRE agrees to defend, indemnify and hold Comdisco harmless against any and all claims, actions, liabilities and expenses (including court cost and reasonable attorney's fees, except for attorney's fees incurred by Comdisco in monitoring a claim) arising during the term of this Agreement and related to or arising out of the ownership (for strict liability in tort only), the design, manufacture, use, or operation of the Equipment, with the exception of any claims resulting from Comdisco's negligence or willful misconduct. SABRE shall promptly notify Comdisco upon receipt of notice or knowledge of any event which may give rise to a claim. SABRE's obligations under this Section shall survive the termination or expiration of this Agreement and the Operative Agreements.

     10.4 MUTUAL REPRESENTATIONS AND WARRANTIES. SABRE and Comdisco represent and warrant, each to the other, as follows:
          a. DUE ORGANIZATION, ETC. It is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation.

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                                 CONFIDENTIAL

          b. POWER AND AUTHORITY FOR THIS AGREEMENT. It has the full power and lawful authority to carry out and perform the undertakings and obligations as provided herein and to own and operate its assets, properties and business as contemplated by this Agreement.

          c. COMPLIANCE WITH LAWS. It is now in compliance with, and shall, for the duration of this Agreement comply with, in all material respects, all foreign and domestic laws, statutes, ordinances, rules, regulations and orders applicable and material to this Agreement and the Services provided hereunder. It shall not do or perform any act, or omit to do or perform any act, that it should reasonably know would place the other party in violation of any local, state or federal (foreign or domestic) statute, rule or regulation.

          d. NO CONFLICT. The execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby shall not (i) result in any breach of any material terms or conditions of, or constitute a default under, its Articles of Incorporation or By-Laws or any material contract, agreement, license or other instrument or obligation to which it is now a party or by which its properties or assets may be bound or affected; or (ii) result in any material violation of any law or any rule or regulation or administrative agencies or governmental body or any order, injunction or decree of any court, administrative agency or governmental body.

          e. ENFORCEABILITY. This Agreement has been duly authorized, executed and delivered by it and is a legal and valid obligation enforceable against it in accordance with its terms.


     10.5 COMDISCO'S WARRANTIES AND REPRESENTATIONS. Comdisco represents and warrants as follows:
               AUTHORITY. Comdisco has full power and authority to carry out and perform the undertakings and obligations herein and in the Operative Agreements in the United States. Comdisco's affiliates listed on Attachment E with respect to the country(ies) denoted by such affiliate can enter into an Equipment Schedule(s) with SABRE or SABRE's affiliate for such applicable country for Equipment located outside the United States and such Comdisco affiliate(s) has the authority to enter into such Operative Agreement(s) and carry out and perform the undertakings and obligations herein and in the Operative Agreements except as modified as per Section 19.17 hereof.

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                                 CONFIDENTIAL

     10.6 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF SABRE. Solely for real estate law purposes and not for tax purposes, SABRE represents and warrants to Comdisco that the Equipment is personal property, and when subjected to use by SABRE or their subsidiaries or affiliates, shall not be or become fixtures under applicable law, unless specifically provided in a Non US Equipment Schedule.

     EXCEPT FOR BREACH OF CONFIDENTIALITY, OR BREACH OF QUIET ENJOYMENT BY COMDISCO OR CLAIMS MADE PURSUANT TO SECTION 17, UNLESS THE PARTIES SPECIFICALLY AGREE IN WRITING OTHERWISE, IN NO EVENT SHALL EITHER PARTY HERETO, OR THEIR ALLOWED SUCCESSORS OR ASSIGNS, BE LIABLE TO THE OTHER PARTY OR THE SUCCESSORS OR ASSIGNS, FOR ANY SPECIAL, COLLATERAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES FOR BREACH OF ANY OF THE PROVISIONS OF THIS AGREEMENT AND THE OPERATIVE AGREEMENTS EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     EXCEPT FOR ANY WARRANTIES THAT ARE CONTAINED IN THIS AGREEMENT OR ANY OF THE OPERATIVE AGREEMENTS, COMDISCO AND SABRE EXCLUDE ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.  INSURANCE AND RISK OF LOSS.

     11.1 RISK OF LOSS; SABRE'S OBLIGATIONS TO MAINTAIN INSURANCE. Beginning on the Delivery Date and continuing until the Equipment is tendered to Comdisco or its carrier at the Equipment location for return to Comdisco, SABRE relieves Comdisco of responsibility for all risks of physical damage to, or loss or destruction of, the Equipment while in SABRE's possession. During the term of lease as to each Equipment Schedule, SABRE shall at its own expense keep in effect public liability insurance in amounts and against risks customarily insured against by SABRE on equipment owned by it, and property damage insurance covering the Equipment designated in such Equipment Schedule for an amount not less than its Casualty Value. All policies for property damage insurance shall list Comdisco and its Assignee as additional insured and loss payee, and shall provide for at least thirty (30) days prior written notice to Comdisco of cancellation or expiration. Evidence of such insurance coverage shall be furnished to Comdisco upon demand. Notwithstanding the foregoing provisions, provided SABRE is Investment Grade, or if SABRE's credit standing is not rated or implied by an independent rating agency, the credit quality of SABRE is reasonably deemed by Comdisco to be "Investment Grade", SABRE may elect to self-insure with respect to damage to the Equipment or third party personal and property damage, or both provided that such self-insurance is consistent with SABRE's normal business practices with respect to other similar equipment it leases, rents, or owns.

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                                 CONFIDENTIAL

     11.2 DAMAGE TO EQUIPMENT. If any Unit is rendered unusable as a result of any physical damage to, loss, or destruction of the Unit, SABRE shall give Comdisco prompt notice thereof and the applicable Equipment Schedule shall continue in full force and effect without any abatement of rental fees. SABRE shall attempt to determine, within thirty (30) days after the date of occurrence of such loss, damage, or destruction, whether such Unit can be repaired. In the event SABRE determines that such Unit can be repaired, SABRE, at its expense, shall cause such Unit to be promptly repaired; or in the event SABRE determines that the Unit was lost or cannot be repaired, SABRE shall, at Comdisco's option, either: (1) at its expense, promptly replace such Unit if available, with Equipment which is lien free and of same manufacture, model, and features as the lost, damaged, or destroyed Unit and convey title to such replacement to Comdisco free and clear of all liens and encumbrances, and the applicable Equipment Schedule shall continue in full force and effect as though such loss, damage, or destruction had not occurred; or (2) terminate the applicable Equipment Schedule with respect to such Unit and pay Comdisco an amount equal to the Casualty Value indicated in the applicable Equipment Schedule as of the date of the loss, damage, or destruction of the Unit.

     11.3 COMDISCO'S OBLIGATION TO MAINTAIN INSURANCE.
          a) For the Services provided under this Agreement and the Operative Agreements, Comdisco shall procure at its own expense and maintain in full force and effect during the term of the Agreement, policies of insurance with the types and the minimum amounts of coverage stated below. The policies shall be with responsible insurance carriers duly qualified in the jurisdictions in which the products and services are to be delivered and performed, and shall cover the operations and obligations of Comdisco under the Agreement.

         TYPES OF INSURANCE                                      LIMITS OF LIABILITY
         One Person-One Occurrence
         Comprehensive or Commercial General
         Liability (specifically including contractual           Total combined limit of
         liability); Personal Injury (including bodily           and excess coverage in
         injury) and Third Party Property Damage;                the amount of [TEXT OMITTED -
         Errors and Omissions Coverage                           CONFIDENTIAL TREATMENT
                                                                 REQUESTED] Million Dollars
                                                                 ($[TEXT OMITTED - CONFIDENTIAL
                                                                 TREATMENT REQUESTED]) each
                                                                 and every loss overall

         Comprehensive or Business Automobile                    Same as above
         Liability (covering claims arising from all
         owned, hired and unowned vehicles);
         Personal Injury (including bodily injury)
         and Third Party Property Damage

         Workers' Compensation                                   Statutory limitations

         Employer's Liability                                    $[TEXT OMITTED - CONFIDENTIAL
                                                                 TREATMENT REQUESTED]

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                                 CONFIDENTIAL

          b) Except for Worker's Compensation, Errors and Omissions Coverage, and Employer's Liability, SABRE shall be named as an additional insured in such policies and they shall contain standard cross liability clauses. Comdisco shall cause the liability it assumed under this Agreement to be specifically insured under the contractual liability section of the liability insurance policies. The liability policy shall be primary without right of contribution from any insurance by SABRE. Such policies shall require that SABRE be given not less than thirty (30) days prior written notice of any material change or cancellation therein.

          c) Comdisco shall provide SABRE with certificates of insurance evidencing all of the above coverage, including all special requirements specifically noted above. Comdisco shall provide SABRE with certificates of insurance evidencing material changes, renewal or substitution of such insurance thirty (30) days prior to the effective date of same.

          d) The provisions herein as to maintenance of insurance shall not be construed as limiting in any way the extent to which Comdisco may be held liable for payment for damages to persons or property resulting from its activities under the Agreement, the activities of any it its employees, or other person(s) for which Comdisco is otherwise responsible shall maintain throughout the term of this Agreement insurance coverage for itself.

12.  DEFAULTS AND REMEDIES.
     12.1 DEFAULT BY SABRE. The occurrence of any one of the following constitutes an Event of Default and a material breach of this Agreement and an Equipment Schedule:

          (a) SABRE shall fail to pay Monthly Rental and other amounts (other than a Disputed Amount or due to an Inadvertant Payment Lapse) pursuant to Section 4 of this Agreement which failure has not been cured within thirty (30) days after SABRE's receipt of written notice of same from Comdisco.

          (b) SABRE attempts to remove, sell, transfer, encumber, sublet or part with possession of the Equipment or any items thereof, except as expressly permitted herein, and such failure shall continue uncured for thirty (30) days after SABRE's receipt of written notice of default from Comdisco.

          (c) SABRE fails to observe or perform any of the other material obligations of SABRE hereunder, and such failure shall continue uncured for thirty (30) days after receipt of written notice which specifically describes the Event of Default to SABRE, and provided, however, if within said 30 day period SABRE has dilligently commenced the curing of the Event of Default, but cannot complete curing of same within such 30 day period, SABRE shall be entitled to such additional time as is reasonably necessary to complete the curing of the Event of Default; or

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                                 CONFIDENTIAL

          (d) SABRE: ceases to do business as a going concern; makes a general assignment for the benefit of, or enters into any arrangement with creditors in lieu thereof; is unable or admits in writing its inability to pay its debts as they become due; is insolvent, bankrupts or the subject of receivership; authorized, applies for, or consents to the appointment of a trustee or liquidator of all or a substantial part of its assets or has proceedings seeking such appointment commenced against it which are not terminated within 60 days after such commencement; files a voluntary petition under any bankruptcy or insolvency laws or files a voluntary petition under the reorganization or arrangement provisions of the laws of the United States pertaining to bankruptcy or any similar law of any jurisdiction or has proceedings under any such law instituted against it which are not terminated within 30 days after such commencement; or has any substantial part of its property become subject to any levy, seizure, assignment or sale for or by any creditor or governmental agency without said, levy, seizure, assignment or sale being released, lifted, reversed or satisfied within 10 days thereafter.

     12.2 REMEDIES ON SABRE'S DEFAULT.
          (a) Subject to the provisions of Section 12.4, upon the occurrence of an Event of Default hereunder, Comdisco may, at its option, and in compliance with the terms of this Agreement, the other Operative Documents, and all applicable laws, by reasonable prior written notice to SABRE, require SABRE to [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          (b) Subject to the provisions of Section 12.4, upon the occurrence of an Event of Default hereunder, provided that (i) Comdisco shall have made demand upon SABRE as provided in (a) above, and (ii) SABRE shall have failed to take the actions and make the payments required pursuant to the provisions of (a) above, Comdisco may, at its option, and in compliance with the terms of this Agreement, the other Operative Documents, and all applicable laws, do any or all of the following: (1) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]; (2) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

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                                 CONFIDENTIAL

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]; (3) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED], and (4) [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].


          (c) An Event of Default solely with respect to an Equipment Schedule shall not constitute a default under any other Equipment Schedule(s) in effect. The waiver by Comdisco of any breach of any obligation of SABRE shall not be deemed a waiver of such obligation or of any subsequent breach of the same or any other obligation.

     12.3 DEFAULT BY COMDISCO.
          (a)  TERMINATION FOR CAUSE BY SABRE.  Subject to the provisions of
               Section 12.4, in the event of a Substantial Material Breach by Comdisco (as defined below) which Comdisco does not cure within thirty (30) days after the required notice from SABRE, then SABRE may at its option terminate this Agreement, including such Operative Agreements, as provided above under the Termination for Convenience provision in Section 3.4 above; provided however, such Termination for Cause may occur at any time after the Effective Date. Upon such termination, SABRE shall have the right to a credit against any amounts which may be owed by SABRE hereunder or under the Operative Agreements in the amounts provided for as follows: [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

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                                 CONFIDENTIAL

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]. Such credits shall be referred to as "Comdisco's Termination Fee".

               For purposes of Termination for Cause, a "Substantial Material Breach" shall mean (i) a breach of SABRE's or SABRE's Customer's Confidential Information in a manner which has caused or could cause substantial harm to SABRE or SABRE's Customer; (ii) Comdisco's total or substantial failure to perform the Services provided under this Agreement or the Operative Agreements as and when required; (iii) failure to perform its obligations under this Agreement or the Operative Agreements with respect to the acquisition of Growth and Refresh Equipment and to Swap Events, as and when required, which then requires SABRE to perform such services itself or through a third party; (iv) chronic failure to pay Third Party Leases (which is the failure to make [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] or more monthly payments over the prior [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]) months) which failures were cured during the applicable cure period; (v) failure to pay Third Party Leases which failure is continuing after the applicable cure period; (vi) Breach of SABRE's quiet use and enjoyment of the Equipment by Comdisco or its Assignee or (vii) Comdisco:

               A.   ceases to do business as a going concern;
               B.   makes a general assignment for the benefit of, or enters
                    into any arrangement with creditors in lieu thereof;
               C.   is unable or admits in writing its inability to pay its
                    debts as they become due;
               D.   is insolvent, bankrupt or the subject of receivership;
               E. authorized, applies for, or consents to the appointment of a trustee or liquidator of all or a substantial part of its assets or has proceedings seeking such appointment commenced against it which are not terminated within 60 days after such commencement;
               F. files a voluntary petition under any bankruptcy or insolvency laws or files a voluntary petition under the reorganization or arrangement provisions of the laws of the United States pertaining to bankruptcy or any similar law of any jurisdiction or has proceedings under any such law instituted against it which are not terminated within 30 days after such commencement; or
               G. has any substantial part of its property become subject to any levy, seizure, assignment or sale for or by any creditor or governmental agency without said, levy, seizure, assignment or sale being released, lifted, reversed or satisfied within 10 days thereafter.

               In the event of a Substantial Material Breach under (i), (ii),
               (vi) and (vii) above SABRE shall be entitled both to receive Comdisco's Termination Fee as described above and pursue any other right or remedies against Comdisco; provided, however, in the event of a Substantial Material Breach under (ii), Comdisco's liability to SABRE arising from the pursuit of any other right or remedies shall not in any event

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                                 CONFIDENTIAL
               exceed [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

               In the event of a Substantial Material Breach under (iii), (iv) or (v) above SABRE shall be entitled, [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

               SABRE further agrees that it will not exercise its right hereunder until it has complied with Section 12.4 below.

               Comdisco shall not be considered in Substantial Material Breach of (ii) above in the event SABRE shall fail to perform its obligations under the Services Schedule (referred to as Schedule
               1) and as a result of such failure, Comdisco is unable to perform its obligations thereunder. In the event of SABRE's total or substantial failure to perform its obligations under the Services Schedule, Comdisco shall (after such thirty (30) day notice and opportunity to cure) have the right to terminate its obligations to provide such Asset Management Services without further obligation or liability with respect thereto and the Monthly Rental shall be reduced as provided for under such Services Schedule.

          (b) Subject to the provisions of Section 12.4, Comdisco shall be in default and there shall be a material breach of this Agreement if Comdisco fails to perform any of its material obligations herein, including, but not limited to, its obligations under Sections 12, 14 and 15 and such failure shall continue uncured for thirty days after written notice thereof to Comdisco by SABRE. Except as expressly limited herein or an Operative Document, in the event of Comdisco's default hereunder, SABRE's remedies shall not be limited to the remedies specifically provided in this Agreement but shall be in addition to any rights or remedies provided by any other Operative Agreement, or by law or equity including reasonable attorney's fees, provided, however, that it is the understanding of the parties that, subject to the terms of this Agreement, except for a violation of Comdisco's warranty of quiet use and enjoyment as set forth in Section 14 hereof, no default by Comdisco, or the exercise of the remedies provided for herein by SABRE shall relieve SABRE of its obligations to make payments of Monthly Rental except as provided herein. The waiver by SABRE of any breach of any obligation of Comdisco shall not be deemed a waiver of such obligation or of any subsequent breach of the same or any other obligation.

     12.4 INADVERTENT FAILURE TO PERFORM. Both parties recognize that due to the complex structure of this transaction that there may be times that a party is in inadvertent default under the terms of this Agreement and/or the Operative Agreements despite their good faith efforts to comply to all of such terms and conditions. Therefore, notwithstanding anything contained herein both parties hereby agree that they will not exercise their remedies provided for in this Agreement or Operative Agreement, or place the other party in default hereunder, if in their good faith commercially reasonable business judgment a default is

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                                 CONFIDENTIAL
          due to an inadvertent failure to perform on the part of the other party. The parties further agree that prior to exercising any rights of termination arising out of a default granted under this Agreement or any of the Operative Agreements, that they will proceed through Level Three of the Dispute Resolution Process but not including Court as outlined in Section 13 herein, and make a good faith effort to settle the dispute in that manner.

13.  DISPUTE RESOLUTION PROCESS
     13.1 RESOLVE DISPUTES. Except as indicated below, in the event of disputes, controversies or claims arising under this Agreement (including disputes as to the existence of any breach of this Agreement which would give rise to a right to terminate this Agreement or right or obligations of a party hereunder or under an Operative Agreement) (each, a "Dispute"), the parties shall (unless otherwise provided in this Agreement or the Operative Agreements) resolve Disputes in accordance with this Section. Notwithstanding this Section or any other provision of this Agreement nor the Operative Agreements, the parties agree that the fact that either party may take action without resorting to dispute resolution when it believes it is in its best interests to safeguard its business operations or assets and shall not, in and of itself, constitute a breach of this Agreement.

     13.2 ESCALATION PROVISION. SABRE and Comdisco agree to utilize the following procedures to resolve Disputes:
          (a) LEVEL ONE. If either party identifies a Dispute that requires resolution, it will give prompt written notice thereof to the other party's Project Manager. The Project Managers will then negotiate in good faith on a regular and frequent basis to resolve the Dispute as expeditiously as feasible. If the Project Managers are unable to resolve the Dispute within 10 days the Project Managers will refer the Dispute to a Vice President of SABRE and a Vice President of Comdisco (the "Vice Presidents"), and each Project Manager will provide to both Vice Presidents a written statement (a "Dispute Statement") describing in detail his or her position related to the Dispute.

          (b) LEVEL TWO. Promptly after receiving the Dispute Statements, the Vice Presidents will negotiate in good faith on a regular basis to resolve the Dispute as expeditiously as feasible. If the Vice Presidents are unable to resolve the Dispute within 15 days, either Vice President may state in writing to the other that they will not be able to resolve the remaining Dispute through continued negotiation. Promptly thereafter, each Vice President will refer the Dispute to a Sr. Vice President of SABRE and the Sr. Vice President of Comdisco, or if no longer such a title, the equivalents of such (the "Officers") and each party's respective management team will prepare any revisions to their respective Dispute Statements. Both of the Dispute Statements, as revised, will be submitted to each of the Officers.

          (c) LEVEL THREE. Promptly after receiving the revised Dispute Statements, the Officers will negotiate in good faith on a regular and frequent basis to resolve the Dispute within 20 days. Either party may submit any issues that remain unresolved to a court of competent jurisdiction ("Court").

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  46
                                 CONFIDENTIAL

     13.3 GENERAL RESOLUTION PROCEDURES.
          (a) SABRE and Comdisco agree that they will refrain from referring the Dispute to a Court, and no Court shall be competent to address any Dispute properly addressed in this fashion, until either party's Officer provides a written notice to the other that he or she has concluded in good faith that amicable resolution through continued negotiation of the Dispute does not appear likely after the conclusion of the Level Three resolution process described above.
          (b) The purpose of preparing and submitting the Dispute Statements described above is to facilitate the resolution process. However, the Dispute Statements will not limit either party from identifying any additional relevant issues during the resolution process, nor will the Dispute Statements constitute a waiver of, or prejudice or limit either party's rights or remedies with respect to, the issue(s) addressed therein.

     14.  QUIET ENJOYMENT
     Comdisco hereby agrees and covenants that unless and until Comdisco actually terminates an applicable Equipment Schedule or this Agreement pursuant to Section 12.2 hereof, SABRE is entitled to and shall be able to enjoy quiet possession and use of each Unit leased pursuant to an Equipment Schedule during the term thereof without interruption by Comdisco or any person claiming under or through Comdisco whether such be the holder of a lien or otherwise.

     15.  BREACH OF COVENANT OF QUIET ENJOYMENT BY COMDISCO
     Effective at any time following the Commencement Date of any Equipment Schedule executed pursuant to this Agreement, in the event that Comdisco or any person claiming under or through Comdisco shall be in default in respect of its covenant of quiet enjoyment under this Agreement with respect to any Equipment covered by an applicable executed Equipment Schedule, then SABRE may demand immediate replacement of the Equipment covered by such Schedule, in addition to any damages resulting from the disruption, and may in addition pursue any other remedies available at law or in equity including termination of this agreement.

     16.  CONFIDENTIALITY
     Each party agrees that it may disclose to the other party ("Receiving Party"), during the course of this Agreement, business or technical information of a confidential nature which has a great value to the disclosing party or a third party (either, a "Disclosing Party"), or which the Disclosing Party has a legal or operational obligation to protect from disclosure ("Confidential Information"). Additionally either party may have Confidential Information of, or obtained from, a third party Customer or other third parties. Each party agrees to make a good faith effort to mark or otherwise identify Confidential Information as such. Each party agrees not to use or disclose the Confidential Information for its own benefit, or for the benefit of any third party, except as may be required in its performance under this Agreement. The Confidential Information shall not be treated as confidential if: i) it is or becomes available to the public without confidentiality restrictions through no unauthorized act of the Receiving Party and is not information which is otherwise protected hereunder; ii) is received from a third party who is not under an obligation of confidence to the Disclosing Party; or iii) is independently developed by employees or contractors of the Receiving Party who did not use the relevant Confidential Information of the other party in

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  47
                                 CONFIDENTIAL
     the development. If Confidential Information is required to be disclosed pursuant to a requirement of a governmental agency or law, the Receiving Party shall not be in breach of this Confidentiality Provision so long as the Receiving Party provides the Disclosing Party with timely notice of such requirement.

     17.  INDEMNIFICATION
     In addition to any indemnification provided for under the Operative Agreements, each party (the "Indemnifying Party") agrees to indemnify, defend and hold the other party (the "Indemnified Party"), and its officers, directors, employees, agents and Customers harmless from and against any and all liabilities, damages, losses, expenses, claims, demands, suits, fines or judgments, including reasonable attorney fees, costs and expenses incidental thereto, which may be suffered by, accrued against, charged to or recoverable from said parties by reason of bodily injuries, loss, claim, or damage or physical destruction of property arising out of or in connection with any negligent act, error or omission, or misconduct of the Indemnifying Party and its officers, directors, employees, subcontractors, and agents, during their performance under this Agreement.

     18.  FORCE MAJEURE
     Neither party shall be liable for delays or any failure to perform under this Agreement due to causes beyond its reasonable control.
     Notwithstanding the above, no delay or other failure to perform shall be excused pursuant to this Section (i) by the acts or omissions of a party's subcontractors or other third persons providing products or services to such party unless such acts or omissions are themselves the product of a Force Majeure Condition (defined below); and (ii) unless such delay or failure and the consequences thereof are beyond the reasonable control and without the fault or negligence of the party claiming excusable delay or other failure to perform. A "Force Majeure Condition" is defined as to include, but not limited to, those caused by, fire, explosion, flood or other natural catastrophe, governmental legislation, acts, orders, or regulation (which could not be known to the party prior to the delay), strikes or labor difficulties, to the extent not occasioned by the fault or negligence of the delayed party. Any such excuse for delay shall last only as long as the event remains beyond the reasonable control of the delayed party. However, the delayed party shall use its best efforts to minimize the delays caused by any such event beyond its reasonable control. The delayed party must notify the other party promptly upon the occurrence of any such event, or performance by the delayed party will not be considered excused pursuant to this Section, and inform the other party of its plans to resume performance.

     Notwithstanding the above, even though the performance times under this Agreement (but not the term of the Agreement) shall be extended for a period of time equivalent to the time lost because of any failure to perform that is excusable under this Section, if any Force Majeure Condition prevents Comdisco from providing the Services within the timeframe required hereunder or under the Operative Agreements, SABRE shall have the right to obtain the applicable Service through another method or from another supplier and Comdisco shall be liable for the reasonable costs of the substitute Service if SABRE is required to contract for such Service to prevent a breach by SABRE of a SABRE contract with a third party. In connection with acquiring Growth Equipment or Refresh Equipment or performing a Swap Event, then such Growth Equipment or Refresh Equipment or such Swap Equipment shall become a part of an Equipment Schedule under

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  48
                                 CONFIDENTIAL
     this Agreement as if it had acquired as otherwise provided herein. Notwithstanding anything to the contrary contained herein SABRE shall not be relieved of its obligations under the Operative Agreements to make payments which arise during the Force Majeure event provided however SABRE shall not be considered in breach of the Operative Agreements if SABRE is unable to make such payments due to the Force Majeure event.

     19.  GENERAL
     19.1 GOVERNING LAW. This Agreement and its Equipment Schedules shall be governed by and construed in accordance with the laws of the State of Texas. Both parties hereby consent and submit to the jurisdiction of the courts in the State of Texas in all questions and controversies arising out of this Agreement. NO RIGHTS OR REMEDIES REFERRED TO IN
          ARTICLE 2A SECTIONS 508-532 OF THE UNIFORM COMMERCIAL CODE SHALL BE CONFERRED ON EITHER PARTY EXCEPT AS EXPRESSLY GRANTED IN THE AGREEMENT OR AN OPERATIVE AGREEMENT.

     19.2 ADVERTISING. Comdisco shall not use the name of or refer to SABRE or any of its affiliates directly or indirectly in any advertisement, news release or professional or trade publication without receiving prior written approval from SABRE.

     19.3 NO WAIVER. The failure of either party at any time to require performance by the other party of any provision of this Agreement shall in no way affect that party's right to enforce such provisions, nor shall the waiver by either party or any breach of any provision of this Agreement be taken or held to be a waiver of any further breach of the same provision.

     19.4 NOTICES. Unless otherwise stated in this Agreement, all notices shall be in writing and, any notices or other communications required or permitted to be given hereunder shall be sufficiently given if delivered personally or by certified mail, postage pre-paid or by pre-paid overnight express service to the following:

               TO SABRE Group:                         To Comdisco:
               Manager, Supply Management              6111 N. River Road
               4000 N. Mingo Road,MD 322               Rosemont, IL  60018
               Tulsa, OK  74116                        Attn:  Don Frantz

               With a copy to:
               Project Manager
               4000 N. Mingo Road, MD 391
               Tulsa, OK  74116

          Any party may from time to time designate another address or other addresses by notice to the other parties in compliance with this Section. Any notice or other communication shall be deemed given when received.

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  49
                                 CONFIDENTIAL

     19.5 CONSENT. In any case when the consent or approval of either party is required to be obtained by the other party under this Agreement, such consent or approval shall not be unreasonably withheld (unless otherwise specified in the Agreement or Operative Agreement). No such consent or approval shall be valid unless the same shall be in writing and signed by a duly authorized officer of both parties.

     19.6 DOCUMENTS.

          Comdisco and SABRE shall execute or provide, as applicable, such other documents as may be required to effectuate the purposes of this Agreement, including but not limited to: Assignment of Equipment on Order, Acceptance Document, opinion of in house counsel for an Equipment Schedule having an aggregate Monthly Rental in excess of $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] that such Equipment
          Schedule is duly authorized and executed by SABRE, secretary's certificate of incumbency and authority, Uniform Commercial Code financing statements showing the interests of Comdisco and any Assignee in the Equipment, and Casualty Value Table.

     19.7 REPORTS. Each party agrees promptly to furnish to the other party, at any time and from time to time, upon the request of the other party, audited publicly available financial statements of such party for the most recent period.

     19.8 LICENSED PRODUCTS. (a) SABRE shall obtain no title from Comdisco to software licensed from Comdisco or the vendor ("Licensed Products") which shall at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is SABRE's responsibility to obtain any required license before the use of the Licensed Products. SABRE agrees to treat the Licensed Products as Confidential Information of the owner, to observe all copyright restrictions, and not to reproduce or sell the Licensed Products.

          (b) Comdisco shall obtain no title from SABRE to software owned by SABRE or licensed by SABRE from a third party ("SABRE Software") which shall at all times remain the property of the owner of the SABRE Software. Comdisco agrees to treat the SABRE Software as Confidential Information of the owner, to observe all copyright restrictions, and not to reproduce or sell the SABRE Software.

     19.9 MODIFICATION, AMENDMENT, SUPPLEMENT OR WAIVER. No modification, amendment, supplement to or waiver of the Agreement or any of its provisions shall be binding upon the parties hereto unless made in writing and duly signed by the party against whom enforcement thereof is sought. A failure or delay of any party's exercise or partial exercise of any right or remedy under this Agreement shall not operate to impair, limit, preclude, cancel, waive or otherwise affect such right or remedy.

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  50
                                 CONFIDENTIAL

     19.10 EXPORT ADMINISTRATION. The parties agree to comply fully with all relevant export laws and regulations of the United States or any country in which an Equipment Schedule is entered into ("Export Laws") to assure that neither the Service nor any direct product thereof (1) is exported, directly or indirectly, in violation of Export Laws; or (2) is intended to be used for any purposes prohibited by the Export Laws, including, without limitation, nuclear, chemical or biological weapons proliferation.

     19.11 INDEPENDENT CONTRACTOR. COMDISCO represents and warrants that it is an independent contractor with no authority to contract for SABRE or in any way to bind or to commit SABRE to any agreement of any kind or to assume any liabilities of any nature in the name of or on behalf of SABRE. Under no circumstances shall COMDISCO, or any of its employees, hold itself out as or be considered an agent or an employee of SABRE, and SABRE shall have no duty to provide or maintain any insurance or other employee benefits on behalf of COMDISCO or its employees.

     19.12 CAPTIONS. The captions appearing in this Agreement have been inserted as a matter of convenience and in no way define, limit or enlarge the scope of this Agreement or any of the Sections thereto.

     19.13 SEVERABILITY. In the event that any one or more of the provisions of this Agreement or the Operative Agreements is determined by a court of competent jurisdiction to be invalid, unenforceable or illegal, such invalidity, unenforceability or illegality shall not affect any other provisions of this Agreement or Operative Agreements, and this Agreement or Operative Agreements shall be construed as if the challenged provision had never been contained herein. The parties further agree that in the event such provision is an essential part of this Agreement or the Operative Agreements, they will immediately begin negotiations for a suitable replacement provision. In the event the parties cannot agree on a suitable replacement term, then the parties will proceed through Level Three (excluding Court) of the Dispute Resolution Process as outlined in this Agreement and make a good faith effort to settle the dispute in that manner.

     19.14 ENTIRE AGREEMENT. This Agreement and the Operative Agreements constitute the entire agreement between the parties and supersede any and all previous representations, understandings, discussions or agreements between SABRE and Comdisco with respect to the subject matter of this Agreement and the Operative Agreements, and may only be amended by an instrument in writing signed by SABRE and Comdisco. Each of Comdisco and SABRE acknowledges that it has had the opportunity to review this Agreement and the Operative Agreements with its legal counsel.

     19.15 SURVIVAL. In the event of termination or expiration of this Agreement or such Operative Agreements, then those provisions, including but not limited to payment obligations, which by their nature should survive shall survive such termination or expiration.

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  51
                                 CONFIDENTIAL

     19.16  OPERATIVE AGREEMENTS, SCHEDULES, ATTACHMENTS AND ORDER OF
            PRECEDENCE.
            The following is the List of Operative Agreements, Schedules and Attachments which are incorporated into this Agreement and are part of this Agreement by reference:

                 Schedule 1                       Services Schedule

                 Attachment A                     Equipment Schedules
                    A-1                                 US Equipment Schedule
                 Attachment B                     Third Party Leases
                 Attachment C                     Sale Leaseback Agreement
                 Attachment D                     Refresh Pool and Early Termination
                                                  Examples
                 Attachment E                     Comdisco's affiliate list

                 Exhibit A                        Non-US Equipment Schedules with higher
                                                  precedence

                 If there is any conflict between this Agreement and any of the Operative Agreements, Schedules and Attachments, such documents shall have the order of precedence as follows:

                 For US Equipment Schedules:
                 As to Equipment:                 As to Services:
                 The Program Lease Agreement      The Program Lease Agreement
                 The US Equipment Schedules       The Services Schedule

                 Non US Equipment Schedules shall have the same order of precedence as prescribed above unless and except Non-US Equipment Schedules which have been executed by the parties or the applicable affiliates of the parties and acknowledged the Project Managers for the parties. Such Non-US Equipment Schedules shall be deemed incorporated into Exhibit A upon acknowledgement by the Project Managers. In such event and only to the extent applicable for the country for which the Non-US Equipment Schedule is applicable the order of precedence is as follows:

                 The Non US Equipment Schedules:
                 As to Equipment:                  As to Services:
                 The Non-US Equipment Schedule     The Program Lease Agreement
                                                   The Program Lease Agreement
                                                   The Services Schedule

REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  52
                                 CONFIDENTIAL

     19.17 COUNTERPARTS. Each executed copy of the Agreement and this Agreement shall be an original. There shall be only one original of each Equipment Schedule and it (whether or not together with any one or more original counterparts to the Agreement and this Agreement) shall be marked "Counterpart No. 1" and all other counterparts shall be consecutively numbered. To the extent, if any, that any Equipment Schedule (whether or not accompanied by any one or more original Counterparts of the Agreement and this Agreement) constitutes Chattel Paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in any Equipment Schedule may be created in any documents) other than "Counterpart No. 1".

     19.18  MINORITY/WOMEN OWNED BUSINESS ENTERPRISES.   At SABRE's request,
            Comdisco shall work in good faith with SABRE to strive to sub-contract portions of its performance under this agreement to minority or women's owned business enterprises.




IN WITNESS WHEREOF, the parties have had their duly authorized representatives execute this Agreement as of the date set forth below their signatures to be effective on the date appearing on the first page of this Agreement.


Comdisco, Inc.                          The SABRE Group, Inc.
("Comdisco")                            ("SABRE")

By:                                     By:
    -------------------------------         -------------------------------

Printed Name:                           Printed Name:
              ---------------------                   ---------------------

Title:                                  Title:
       ----------------------------            ----------------------------

-----------------------------------     -----------------------------------
Date                                    Date

(Rev. KMB 12/4/98)











REVISED 12/04/98      SABRE GROUP, INC. AND COMDISCO, INC.                  53
                                 CONFIDENTIAL

                               US EQUIPMENT SCHEDULE

EQUIPMENT SCHEDULE NO. 1 DATED AS OF SEPTEMBER 30, 1998 TO THE PROGRAM LEASE AGREEMENT DATED AS OF SEPTEMBER 30, 1998 BETWEEN THE SABRE GROUP, INC., AS LESSEE ("SABRE"), AND COMDISCO, INC., AS LESSOR ("Comdisco").

COMDISCO, INC.                               THE SABRE GROUP, INC.

ADDRESS FOR NOTICE:                          ADDRESS FOR NOTICE:

6111 N. River Road                           4200 American Blvd.
Rosemont, Illinois  60018                    Ft. Worth, TX  76155
Attention: Don Frantz                        Facsimile: 817-931-0727
Facsimile: 847-518-5440                 Attention: Manager, Supply Management

Location of Equipment: See Equipment Schedule Attachment C

Equipment (as defined below):

                    MACHINE/                      SERIAL    MONTHLY   TOTAL
ITEM NO.  QTY.      FEATURE   DESCRIPTION         NUMBER    RENTAL
---------------------------------------------------------------------------
*         *         *         *                             **        ***

*See the definition of Equipment under the Program Lease Agreement and Special Term E herein for a description of Equipment to be leased hereunder.

**The Monthly Rental due under this Equipment Schedule as of the start of the Initial Term is as provided below, plus applicable taxes (if any) that SABRE is required to pay pursuant to Sections 4.3, 5.7 and 7.1 of the Program Lease Agreement. Monthly Rental for October 1998 shall be $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] and for November 1998 and December 1998 shall be $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] each month* and $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] each month thereafter, except as adjusted herein and in the Program Lease Agreement. On or before December 31, 1998, Comdisco and SABRE shall review, and as appropriate, revise the Equipment List attached to this Equipment Schedule as Equipment Schedule Attachment C to "true up" such list to reflect the SABRE Equipment that should have been transferred as of September 30, 1998. In the event that additional SABRE Equipment is added to the Equipment List, the purchase price paid by Comdisco to SABRE under the related purchase agreement shall be adjusted upward by the Equipment Cost of the added SABRE Equipment. In the event that SABRE Equipment is subtracted from the Equipment List, the purchase price paid by Comdisco to SABRE under the related purchase agreement shall be adjusted downward by the Equipment Cost of the subtracted SABRE Equipment. The additions and subtractions to the purchase price resulting from such "true up will be netted. If the adjusted purchase price is lower than $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ($[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED])("Purchase Price") the Monthly Rental shall be adjusted downwards by $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] for every $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] reduction in Purchase

---------------
* SABRE shall be responsible for payment of the Third Party Lease payments through December 31, 1998.

REVISED 11/3/98               THE SABRE GROUP, INC.                          1
                                  CONFIDENTIAL

Price. If the adjusted purchase price is higher than $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED], the monthly rental shall be adjusted upwards by $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] for every $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] increase in Purchase Price.

DELIVERY DATE:  N/A

ACCEPTANCE DATE: As defined in Section 1.1 of the Program Lease Agreement for items of Growth and Refresh Equipment, and September 30, 1998 for items of SABRE Equipment.

COMMENCEMENT DATE:  October 1, 1998

EARLY TERMINATION DATE:  As provided in the Program Lease Agreement

INITIAL TERM: From October 1, 1998 through September 30, [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

PAYMENT LOCATION AND CURRENCY:. 6111 N. River Road, Rosemont, Illinois  60018,
Attention: Don Frantz    Payable in US Currency.

     SPECIAL TERMS: The following additional terms are a part of this Equipment Schedule.

     A.   DEFINITIONS

     For purposes of this Equipment Schedule, the terms beginning with a capital letter used herein shall have the meanings defined in the Program Lease Agreement dated as of September 30, 1998, and in this Equipment Schedule.

     B.   RENT ADJUSTMENTS

     As further provided for in the Program Lease Agreement, [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

REVISED 11/3/98               THE SABRE GROUP, INC.                          2
                                  CONFIDENTIAL

     [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     FUNDING FACTOR:

     The Funding Factor for the Equipment leased hereunder will be calculated from time to time hereunder using the [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] that is in effect on an Acceptance Date. The Funding Factor for the SABRE Equipment leased hereunder was calculated to be [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]. If, on the Acceptance Date for a Unit, the [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%, the Funding Factor to be applied to such Unit on such date shall be increased or decreased by [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] (increase or decrease, respectively) in the [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] from [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%. [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     C.   REFRESH POOL

     [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

     REFRESH POOL INCREASE AND DECREASE FACTORS:

     Notwithstanding anything contained in the Program Lease Agreement to the contrary: (i) If SABRE increases the Monthly Rental under the Program by more than [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

REVISED 11/3/98               THE SABRE GROUP, INC.                          3
                                  CONFIDENTIAL

     For example:
     [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

     D.   RECONCILIATION ACCOUNT

     At SABRE's option, changes in the Monthly Rental pursuant to Section B hereof and the Program Lease Agreement may be accumulated into a reconciliation account as more fully described in the Program Lease Agreement ("Reconciliation Account"), and the Monthly Rental may be adjusted ("Adjusted Rental") to reflect such changes on a semi-annual basis on July 1st and January 1st (the "Settlement Date").

     Adjusted Rental carried forward by SABRE to the next Settlement Date (both negative and positive) shall bear interest equal to the [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]. If during a reconciliation period there is a change of [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED], then either SABRE or Comdisco may call an early Settlement Date.

     Additional Settlement Dates can be called by either party as provided for in the Program Lease Agreement and at SABRE's option, SABRE may cease to use the Reconciliation Account in which event changes in the Monthly Rental shall be as provided in Section B above.

     E.   CURRENT SABRE LEASE COMMITMENTS

     SABRE has various lease commitments with regard to SABRE Equipment which shall be placed under this Equipment Schedule. Comdisco and SABRE agree to address those leases as follows:

     i) Leases with Comdisco: Effective as of December 31, 1998 ("Termination Date"), and so long as SABRE has paid all amounts then due and owing under the Equipment Schedules described below, Comdisco's and SABRE's obligations with respect to the Equipment Schedules described below shall terminate, except such obligations in connection therewith which expressly survive said termination. Effective as of January 1, [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] the Equipment covered by the Equipment Schedules described below (which Equipment is included in the Equipment listed on Attachment C) shall become part of the SABRE Equipment under this Equipment Schedule.

                SCHEDULE NO.                       SL NUMBER
                ------------                       -------------
                [TEXT OMITTED - CONFIDENTIAL       01-SL[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]-00
                 TREATMENT REQUESTED]
                [TEXT OMITTED - CONFIDENTIAL       01-SL[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]-00
                 TREATMENT REQUESTED]
                [TEXT OMITTED - CONFIDENTIAL       01-SL[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]-00
                 TREATMENT REQUESTED]
                [TEXT OMITTED - CONFIDENTIAL       01-SL[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]-00
                 TREATMENT REQUESTED]
                [TEXT OMITTED - CONFIDENTIAL       01-SL[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]-00
                 TREATMENT REQUESTED]

     ii)  Leases with parties other than Comdisco ("Third Party Lease(s)"):
          Effective January 1, 1999 and for so long as this Equipment Schedule remains in effect, Comdisco shall pay, on

REVISED 11/3/98               THE SABRE GROUP, INC.                          4
                                  CONFIDENTIAL

          SABRE's behalf, to the lessor specified on Attachment B the rental obligations of SABRE under the Third Party Leases specified on Attachment B as required by such Third Party Lease. The equipment under the Third Party Leases is included in the SABRE Equipment listed on the Equipment Schedule attached this Schedule as Attachment C. All Third Party Lease Equipment still in use by SABRE and under this Program shall be removed from the Program effective with the end of the Third Party Lease term per the Rent Adjustment and Refresh Pool Mechanics described in Sections B and C of this Equipment Schedule and the terms of the Program Lease Agreement. Comdisco shall not be responsible to pay any rental obligations extending beyond the term of the applicable Third Party Lease as identified on Attachment B.

          If SABRE has an option to purchase the Equipment under a Third Party Lease at the expiration of the term of such Third Party Lease, SABRE shall notify Comdisco of such option. In such event, SABRE shall have the option of purchasing the Equipment for its own account. If SABRE elects not to purchase the Equipment for its own account, then upon Comdisco's request, SABRE shall exercise the purchase option and subsequently sell the Equipment to Comdisco for the option purchase price, plus all actual and reasonable costs incurred by SABRE associated with such purchase. Notwithstanding the above, SABRE may at its option, at the end of the term of such Third Party Lease, renew such Third Party Lease with the Third Party Lessor and continue to operate the equipment outside of the Program.

     In the event of a default by SABRE under this Equipment Schedule, and upon at least 30 days notice, Comdisco's obligation to make payments as described in this Section E shall cease until SABRE's default has been cured. In addition, Comdisco's obligation to make payments as described herein shall cease if the Equipment Schedule is terminated pursuant to the terms of the Program Lease Agreement. SABRE acknowledges that except as specifically provided for herein, it retains the obligation to make all rental payments to such entities. Comdisco's notice made pursuant to this paragraph of Section E shall state the last payment to be made by Comdisco under the Third Party Lease absent a cure by SABRE.

     F.   INDIAN TERRITORY CREDIT

     SABRE and Comdisco agree that the Equipment under lease may qualify for incremental accelerated tax benefits under the federal tax law in light of IRS Notice 98-45, issued in August, 1998, and Internal Revenue Code Section 168(j)(6). SABRE and Comdisco further agree that the incremental accelerated tax benefits relate specifically to the fact that tangible personal property that is located on Indian Reservation land within the meaning of IRC Section 168(j)(6) (including Former Indian Reservations in Oklahoma as clarified by Notice 98-45) receives three year tax depreciation and not five year tax depreciation under the federal income tax laws.

     The Equipment that qualifies for this treatment as of September 30, or March 31 for Equipment that has been installed for more than 3 years, of each year shall be deemed "Indian Territory Equipment" for that year. Comdisco shall pay SABRE a credit ("Indian Territory Credit") in the

REVISED 11/3/98               THE SABRE GROUP, INC.                          5
                                  CONFIDENTIAL
     form of cash to SABRE on or before November 15th of each year starting in 1998 for Indian Territory Equipment for that year.

     The Indian Territory Credit for any given year shall be equal to the sum of the credits for all Indian Territory Equipment for that year calculated as a percentage of the Equipment Cost for each item of Indian Territory Equipment based on the following table:

-----------------------------------------------------------------------------------------------------------------
 Months under Schedule and as Indian Territory Equipment                  Credit as % of Equipment Cost
-----------------------------------------------------------------------------------------------------------------
                 1-12 Months                                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%
                 13-24 Months                                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%
                 25-36 Months                                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%
                 37-48 Months                                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%
                Over 48 Months                                 [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%
-----------------------------------------------------------------------------------------------------------------

     For Equipment to qualify as Indian Territory Equipment, the following conditions must all apply: (a) the incremental accelerated tax benefits as described above must not have been repealed; (b) the Equipment continues to be located on an Indian Reservation as defined by IRC Section 168(j)(6) (or Former Indian Reservations in Oklahoma as defined in Notice 98-45) for the period of time set forth in the chart above to calculate the credit; (c) the Equipment continues to be leased under this Equipment Schedule as of September 30 or March 31 the relevant year as described; and (d) the Equipment is included in this Equipment Schedule and entered into on the basis that Comdisco intends to claim, as allowed by the Internal Revenue Code, such deductions for tax depreciation, interest on purchase money and other tax benefits as are provided to an owner of Equipment.


     PROGRAM LEASE AGREEMENT: This Equipment Schedule is issued pursuant to the Program Lease Agreement between the parties hereto identified on page 1 of this Equipment Schedule. All of the terms and conditions of the Program Lease Agreement are incorporated herein by this reference and made a part hereof as if such terms and conditions were set forth in this Equipment Schedule and this Equipment Schedule constitutes a separate lease for the Equipment. In the event of a conflict between the terms and conditions of this Equipment Schedule, and the Program Lease Agreement, the order of precedence is set forth in Section 19.17 of the Program Lease Agreement. The parties hereby reaffirm all of the terms and conditions of the Program Lease Agreement (including, without limitation, the representations and warranties set forth in Section 44.3, 5.7 and 7 of the Program Lease Agreement). This Equipment Schedule may not be amended or rescinded except by a writing signed by both parties.

REVISED 11/3/98               THE SABRE GROUP, INC.                          6
                                  CONFIDENTIAL

     Comdisco, Inc.                          The SABRE Group, Inc.
     ("Comdisco")                            ("SABRE")

     By:                                     By:
         --------------------------              --------------------------

     Printed Name:                           Printed Name
                   ----------------                        ----------------

     Title:                                  Title:
            -----------------------                 -----------------------

     ------------------------------          ------------------------------
     Date                                    Date




REVISED 11/3/98               THE SABRE GROUP, INC.                          7
                                  CONFIDENTIAL

                                    ATTACHMENT A

-------------------------------------------------------------------------------
                       REFRESH POOL ADJUSTMENT MECHANICS
-------------------------------------------------------------------------------
      POOL ADJUSTMENT FACTORS                      POOL ADJUSTMENT FACTORS
      -----------------------                      -----------------------
-------------------------------------------------------------------------------
   DATE OF      REDUCTION  INCREASE             DATE OF     REDUCTION  INCREASE
 REFRESHMENT     FACTOR     FACTOR            REFRESHMENT    FACTOR     FACTOR
 -----------    ---------  --------           -----------   ---------- --------
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------

REVISED 11/3/98               THE SABRE GROUP, INC.                          8
                                  CONFIDENTIAL

-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------
             [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
-------------------------------------------------------------------------------


EXAMPLE:

ASSUME:
[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]












REVISED 11/3/98               THE SABRE GROUP, INC.                          9
                                  CONFIDENTIAL

                                    ATTACHMENT D
              CASUALTY VALUE TABLE - MONTHLY RENT - EQUIPMENT SCHEDULE

DATE OF DELIVERY
TO INITIAL TERM
START DATE         [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%



YEAR ONE                                YEAR THREE

[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]






YEAR TWO

[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]




REVISED 11/3/98               THE SABRE GROUP, INC.                         10
                                  CONFIDENTIAL

                          PURCHASE/LEASEBACK AGREEMENT

Buyer:                                       Seller:   The Sabre Group, Inc.
COMDISCO INC.                                          4255 Amon Carter Blvd.
6111 North River Road                                  Dallas/Fort Worth, Texas
76155
Rosemont, Illinois  60018

1. PURCHASE: Seller agrees to sell and Buyer agrees to purchase from Seller the equipment listed below (the "Equipment") in accordance with the terms and conditions specified in this Purchase/Leaseback Agreement dated as of September 30, 1998.

     ITEM                     MACHINE                                 SERIAL
     NO.    QTY.    MFG.      TYPE/FEATURE        DESCRIPTION         NUMBER

     SEE ATTACHED Exhibit A

2. PURCHASE PRICE: $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]. The Purchase Price is due upon receipt of this Agreement executed by Seller, and the Lease referred to below executed by Seller.

3. LEASEBACK: This Agreement is contingent upon Seller leasing the Equipment from Buyer pursuant to the US Equipment Schedule to the Program Lease Agreement dated as of September 30, 1998 between the parties (collectively the "Lease").

4. WARRANTY: SELLER MAKES NO WARRANTIES OTHER THAN THOSE SPECIFICALLY SET OUT IN THIS AGREEMENT (IF ANY), AND SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

5. TITLE: Title to the Equipment will vest in Buyer on September 30, 1998. Buyer agrees that Seller will have a purchase money security interest in the Equipment until full payment of the Purchase Price is made to Seller for that Equipment. Seller represents and warrants that good title to the Equipment, free and clear of all liens, claims and encumbrances of any kind will vest in Buyer upon payment of the full Purchase Price. Furthermore, Seller shall indemnify and hold Buyer harmless from any costs, claims and expenses arising from a breach of the foregoing representation. Upon request, Seller will provide Buyer with a Bill of Sale to evidence such title.

6. TAXES: Buyer warrants that it is in the business of buying and selling computer, communications and high technology equipment and that the purchase of the Equipment is for the purpose of resale only.

7.   GOVERNING LAW:  Texas

8. MULTIPLE COUNTERPARTS: This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original and of equal force and effect.




THE SABRE GROUP, INC.                        COMDISCO, INC.
as Seller                                    as Buyer


By:                                          By:
   --------------------------------             --------------------------------
       (authorized signature)                         (authorized signature)

                                                        EXHIBIT A
                                               SABRE GLOBAL TECHNOLOGY POOL
                                                       U.S. EQUIPMENT

                                                                                                        Sale           Sale
        Mfg                Item                  Type                Serial #            Location       Date           Price
-----------------------------------------------------------------------------------------------------------------------------------
 1    [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSATCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 2    [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 3    [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 4    [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 5    [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 6    [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 7    [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 8    [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 9    [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 10   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 11   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 12   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 13   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 14   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 15   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 16   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 17   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 18   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 19   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 20   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 21   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 22   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 23   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 24   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 25   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 26   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 27   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 28   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 29   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 30   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 31   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 32   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 33   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSATCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 34   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 35   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 36   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 37   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 38   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 39   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 40   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 41   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 42   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 43   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------

Comdisco, Inc. Confidential                                                   Page 1                                      3/16/1999


                                                        EXHIBIT A
                                               SABRE GLOBAL TECHNOLOGY POOL
                                                       U.S. EQUIPMENT

                                                                                                                       Sale
        Mfg                Item                  Type                Serial #            Location       Date           Price
-----------------------------------------------------------------------------------------------------------------------------------
 44   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 45   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 46   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 47   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 48   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 49   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSATCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 50   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 51   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 52   [TEXT OMITTED - CONFIDENTIAL             Proc [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 55   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 56   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 57   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 58   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 59   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 60   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 61   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 62   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 63   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 64   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 65   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 66   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 67   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 68   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 69   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 70   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 71   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 72   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 73   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 74   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 75   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 76   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 77   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 78   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 79   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 80   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 81   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 82   [TEXT OMITTED - CONFIDENTIAL             DASD [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 83   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 84   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 85   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 86   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 87   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 88   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------

Comdisco, Inc. Confidential                                                   Page 2                                      3/16/1999


                                                        EXHIBIT A
                                               SABRE GLOBAL TECHNOLOGY POOL
                                                       U.S. EQUIPMENT

                                                                                                                       Sale
        Mfg                Item                  Type                Serial #            Location       Date           Price
-----------------------------------------------------------------------------------------------------------------------------------
 89   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 90   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 91   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 92   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 93   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 94   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 95   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 96   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 97   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 98   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
 99   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
100   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
101   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
102   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
103   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
104   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
105   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
106   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
107   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
108   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
109   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
110   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
111   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
112   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
113   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
114   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
115   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
116   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
117   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
118   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
119   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
120   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
121   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
122   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
123   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
124   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
125   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
126   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
127   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
128   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
129   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
130   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
131   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------

Comdisco, Inc. Confidential                                                   Page 3                                      3/16/1999


                                                        EXHIBIT A
                                               SABRE GLOBAL TECHNOLOGY POOL
                                                       U.S. EQUIPMENT

                                                                                                                       Sale
        Mfg                Item                  Type                Serial #            Location       Date           Price
-----------------------------------------------------------------------------------------------------------------------------------
132   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
133   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
134   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
135   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
136   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
137   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
138   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
139   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
140   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
141   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
142   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
143   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
144   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
145   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
146   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
147   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
148   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
149   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
150   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
151   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
152   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
153   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
154   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
155   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
156   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
157   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
158   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
159   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
160   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
161   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
162   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
163   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
164   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
165   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
166   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
167   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
168   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
169   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
170   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
171   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
172   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
173   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
174   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------

Comdisco, Inc. Confidential                                                   Page 4                                      3/16/1999


                                                        EXHIBIT A
                                               SABRE GLOBAL TECHNOLOGY POOL
                                                       U.S. EQUIPMENT

                                                                                                                       Sale
        Mfg                Item                  Type                Serial #            Location       Date           Price
-----------------------------------------------------------------------------------------------------------------------------------
175   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
176   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
177   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
178   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
179   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
180   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
181   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
182   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
183   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
184   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
185   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
186   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
187   [TEXT OMITTED - CONFIDENTIAL             Tape [TEXT OMITTED - CONFIDENTIAL            TULSASCC    9/30/1998
      TREATMENT REQUESTED].                         TREATMENT REQUESTED].
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    [TEXT OMITTED -
                                                                                                                       CONFIDENTIAL
                                                                                                               TREATMENT REQUESTED].
               TOTAL SALE PROCEEDS

Comdisco, Inc. Confidential                                                   Page 5                                      3/16/1999

                                 SERVICES SCHEDULE
                                      FOR THE
                              PROGRAM LEASE AGREEMENT
                                      BETWEEN
                                 COMDISCO AND SABRE

During the Term of the Program Lease Agreement ("Agreement") or any extension thereof, Comdisco agrees to provide to SABRE in connection with Equipment and Managed Equipment the Services as listed hereunder which will be further defined or modified during completion of the Life-Cycle Process Analysis and Optimization and optional Implementation tasks (as provided for under a separate agreement). Any changes to the Services will be documented as an amendment to the Agreement and this Services Schedule. Subject to the terms and conditions of the Agreement, Comdisco agrees to provide the following Services:

In the event SABRE requests Comdisco to perform services other than those described in this Services Schedule, the scope and price for such services must be mutually agreed to between the parties, and Comdisco will have no obligation to perform such services unless both parties have executed the Comdisco Change Control Form. Charges for such services shall be as agreed to between the parties. SABRE shall pay within 30 days after receipt of an invoice for such services all items on a related invoice that are not the subject of a bona fide dispute.

Comdisco's ability to deliver the Services under this Services Schedule for Equipment and Managed Equipment are contingent upon SABRE's accurate entry of asset data during receipt and installation of an asset and SABRE's accurate entry of data relating to changes (moves, adds, changes, removal and break/fix events that affect the configuration or its components that are being tracked) to an asset.

1.  OPERATIONAL SERVICE DESK


     A.   STAFFING

          Comdisco will staff and manage a service desk located in Tulsa, Oklahoma (the "Service Desk").

          The Service Desk will be staffed as follows:

          - "Service Manager" means the position responsible for the [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]:

               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].



                                   CONFIDENTIAL
                     THE SABRE GROUP, INC. AND COMDISCO, INC.         03/16/99

               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].
               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

          -    "Asset/Lease Manager" means the position responsible for:
               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

                    -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

                    -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

                    -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].
               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].
               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].


          The staffing for the Service Desk defined above is in support of the activities defined in this Services Schedule. If additional responsibilities are added, then additional resources may be required.

     B.  SERVICES PROVIDED

          The Service Desk will support the Services for SABRE as described below:

          (1)  ASSET MANAGEMENT SUPPORT

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]:

               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].
               -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].


                                   CONFIDENTIAL
                     THE SABRE GROUP, INC. AND COMDISCO, INC.         03/16/99

          -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].





                [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].








     Responsibilities of Comdisco and SABRE in connection with the Services are detailed in the following Table 1:


                      DATA BASE INPUT        DATA BASE        MONITOR PROCESS
                      --------------         MAINTENANCE      ---------------
                                             -----------
 Order                 Service Desk         Service Desk       Service Desk
 Receive                   SABRE            Service Desk       Service Desk
 Install                   SABRE            Service Desk       Service Desk
 Change Management         SABRE            Service Desk       Service Desk
 Break/Fix                 SABRE            Service Desk       Service Desk
 Disposal Tracking   SABRE/Service Desk     Service Desk       Service Desk
 Lease Management    SABRE/Service Desk     Service Desk       Service Desk



                                   CONFIDENTIAL
                     THE SABRE GROUP, INC. AND COMDISCO, INC.         03/16/99

     (2)  SUPPORT FOR BUSINESS PLANNING

          [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]:





          -    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].



















     C.  SERVICE LEVEL AGREEMENTS


                                   CONFIDENTIAL
                     THE SABRE GROUP, INC. AND COMDISCO, INC.         03/16/99

          Comdisco and SABRE will jointly develop and agree to service level agreements (hereinafter "Service Level Agreement(s)" or "SLA(s)") between SABRE and Comdisco that will be used to measure the performance of activities supported by the Service Desk. In addition, Comdisco and SABRE will jointly develop the data input and reporting requirements of the Service Desk. In the event the parties cannot agree on all or a portion of the Comdisco/SABRE Service Level Agreement within ninety (90) days of the date said SLA's are tendered to SABRE for approval, then the parties will proceed through Level Three (excluding Courts) of the Dispute Resolution Process as outlined in the Agreement and make a good faith effort to settle the dispute in that manner. In the event the parties are unable to reach agreement through the Dispute Resolution Process, then either party may terminate this Services Schedule and SABRE's sole remedy shall be a reduction in the Monthly Rental under the Agreement of $[TEXT OMITTED
          - CONFIDENTIAL TREATMENT REQUESTED] per month. Comdisco's sole remedy is that Comdisco will be relieved of its obligation to perform the Services hereunder. The Comdisco/SABRE SLA's for which the parties can exercise the above termination rights, are limited to those Services provided by the Comdisco Service Desk which are as follows:
          Order Entry, Lease Management, and Database Monitoring for Procurement, Change, and Disposal Management for Mainframes as defined herein.

          To support the development of the Service Level Agreements, Comdisco and SABRE will perform the following project activities:

          - Define, with SABRE assistance, the requirements for SLAs with each of the following:
               -    Between Comdisco and SABRE with regard to the Service Desk.
               -    Between SABRE and internal groups
               -    Between SABRE and vendors of SABRE
          -    Finalize the number and types of SLAs required
               -    Primary.
               -    Secondary.
          -    Establish procedures and metrics for developing SLAs
          -    Establish internal approval process
          -    Develop SLAs
          -    Develop SLA reporting criteria
          -    Meet with parties affected by SLAs
          -    Assist in negotiations with affected parties
          -    Assist with the update and approval for negotiated SLAs
          -    Gain Approval
          -    Institute SLAs

2.   FEES AND SCOPE

     The fees and scope for Service Desk staffing are calculated on an estimated base of up to [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] assets.
     For the purposes of the Service Desk, and not for any other purpose, the "[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] assets" are Mainframe and Mid-Range assets and are defined as a single piece of equipment, or equipment

                                   CONFIDENTIAL
                     THE SABRE GROUP, INC. AND COMDISCO, INC.         03/16/99
     physically connected in such a way to function as a single unit, which will be identified with a SABRE bar-code number affixed to the outside structure. The asset may or may not contain additional components that may also be inventoried, but will not be included in the count. Any assets in excess of the [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] assets may require additional staffing and additional costs to SABRE. Subject to the foregoing and the following paragraph, in order to effectively accommodate growth, which could impact the asset base and therefore staffing requirements, appointed Comdisco's and SABRE's representatives will formally meet once a quarter, or more often if jointly agreed upon, to assess the impact of changes to the asset base and come to a mutually agreeable resolution.

     If at any time after the first year of the Services Schedule the activity level is such that the parties, in good faith, determine that the Asset/Lease Manager function should be performed by SABRE then in such event, the Services portion of the Monthly Rental will be reduced by $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] per month as of the effective date of such termination and the service levels under the SLAs will be adjusted accordingly. In addition, the parties have anticipated that the staffing levels specified for the Service Desk will handle up to the [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] assets. If at any time during the Term of this Services Schedule, SABRE's activity level requires additional staffing to enable Comdisco to perform the Services in accordance with this Services Schedule, the parties will in good faith adjust the staffing levels and the cost to SABRE.

     As long as all amounts then due and owing (other than a Disputed Amount) are paid by SABRE and SABRE gives Comdisco at least ninety (90) days prior notice, SABRE may terminate the Services effective on December 31, [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED], or upon the expiration of any calendar year thereafter as specified in the termination notice. The Monthly Rental shall be reduced by $[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] per month as of the effective date of such termination, which the parties agree represent the monthly fee for the Services.

     Upon prior approval by SABRE and not more than quarterly, reasonable expenses for travel and living incurred in association with the performance of Comdisco's ongoing quality control during the delivery of the Services, or as a result of a SABRE request, will be billed separately at Comdisco's cost. SABRE shall reimburse Comdisco for such expenses upon submission by Comdisco of an expense statement in a form authorized by SABRE.

     Any Services performed by Comdisco hereunder shall be performed by qualified and fully trained personnel. Additionally, the Services shall be performed in a commercially reasonable and professional manner. All Service personnel assigned for particular functions under this Services Schedule have the skills, certifications and qualifications indicated herein.

3.   YEAR 2000 WARRANTY

     SABRE and Comdisco agree as follows:

     The following are definitions for the purposes of this year 2000 Service warranty:


                                   CONFIDENTIAL
                     THE SABRE GROUP, INC. AND COMDISCO, INC.         03/16/99

     "Services Related Products" means (i) any products that Comdisco provides to use as tools to perform Services under this Services Schedule, (ii) any SABRE owned or licensed products which Comdisco provides Services for under this Services Schedule which were demonstrated to Comdisco's satisfaction to be Year 2000 Compliant prior to the Comdisco performing the Services and such Services were the direct cause of any Year 2000 non-compliance, and
     (iii) any deliverables provided to SABRE by Comdisco as part of its Services.

     "Year 2000 Compliant" means that the software, micro-code, and hard wired features of the Services Related Products that have date data fields, processing logic, outputs, and interfaces will correctly recognize, process, and otherwise support the Gregorian calendar year 2000 and beyond. The Services Related Products, as well as all features, updates, upgrades, and options shall so operate regardless of whether SABRE uses them prior to, during or after the calendar year 2000, so long as the hardware and software interfacing with the Services Related Products can correctly recognize, process, and otherwise support the calendar year and beyond.

     Notwithstanding anything to the contrary in this Services Schedule, except for SABRE owned and licensed products under (ii) above, Comdisco warrants that the Services Related Products are Year 2000 Compliant. Comdisco shall not be responsible for maintaining the Year 2000 Compliant status of the Services Related Products on and after the date of any changes to them made by any person other than Comdisco under this Services Schedule, which resulted in the Services Related Products being rendered non-Year 2000 Compliant. Comdisco will informally over time provide to SABRE compliance status information for Comdisco's legacy systems and then current Services offerings and tools, and will communicate to SABRE possible work around options for non-compliant functionality. This warranty shall survive the expiration or termination of this Services Schedule for a period of 12 months from January 1, 2000.

4.  CHANGE CONTROL

     Upon the identification of any change to the Services, SABRE and Comdisco will complete a Comdisco Change Control Form ("CCF"). The Comdisco Change Control process is described below:

     Any changes to the Services must be mutually agreed upon by both Comdisco and SABRE to ensure common expectations are maintained for the deliverables. Mutually acceptable changes will become the basis of a modification to this Services Schedule with a Statement of Change ("SOC"). Neither party shall have any obligation to commence work in connection with a change request prior to completing this Change Control Process.

     A change to the scope of the Services must be submitted in writing, using Comdisco's standard CCF and this process:

     - The requested change will be described by the party originating the change (either SABRE or Comdisco) using the CCF. The CCF will then be submitted to SABRE for approval.


                                   CONFIDENTIAL
                     THE SABRE GROUP, INC. AND COMDISCO, INC.         03/16/99

     - SABRE will evaluate the CCF and either reject it, or sign and send the form to Comdisco.
     - Comdisco will work with SABRE as required to identify and document the scope of change using an SOC.
     -    Comdisco will approve and sign the SOC.
     -    The SOC will be delivered to SABRE for approval and final signature.
     - Upon receipt of an SOC signed by both companies, Comdisco will implement the changes and document closure on the CCF. If SABRE decides not to sign the SOC, the reasons will be documented on the CCF as part of closing this requested change.

5.   SUBCONTRACTORS

     In the event of any replacement of the Service Desk staff, Comdisco may upon prior notice to SABRE utilize a subcontractor on a temporary basis to maintain the appropriate service levels as provided for under this Services Schedule. Notwithstanding the above, Comdisco shall remain liable for such Service.

6.  ELIGIBILITY TO WORK

     Comdisco warrants that each Comdisco employee furnished by Comdisco is eligible to legally work in the United States (being a citizen, documented resident alien or possessing other eligibility documentation), and that said Comdisco employee is free from any legal or contractual restraints prohibiting working or the exercise of skills, including employment agreements or non-competitive agreements with other or former employers (excluding any agreement between Comdisco and Comdisco employee.

                                 COMDISCO STAFFING

1.   ADEQUATE PERSONNEL

     Comdisco shall ensure that an adequate number of appropriately qualified and trained personnel are employed and available at all times to provide and support the Service Desk in accordance with the terms of this Services Schedule. Comdisco shall augment through the Change Control Process the personnel assigned to SABRE from time to time as may be necessary to carry out special projects requested by SABRE. If Comdisco personnel are reassigned during the Term, Comdisco shall use its best efforts to ensure a smooth transition, including cooperation between the replaced and newly assigned personnel or, where appropriate, an overlap in the assignment of such personnel to SABRE.

     Comdisco shall provide the following number of personnel to support SABRE during the Term of this Services Schedule and any extension, unless the parties agree (which agreement will not be unreasonably withheld) that such number should be adjusted. The parties agree to meet annually to review the staffing levels required for Comdisco to perform the Services to be provided herein.


                                   CONFIDENTIAL
                     THE SABRE GROUP, INC. AND COMDISCO, INC.         03/16/99

------------------------------------------------------------------------------
   COMPONENT               RESOURCES               DURATION       LOCATION
------------------------------------------------------------------------------
 Operational      Service Manager*               7 Years             Tulsa
 Service Desk     Asset/Lease Manager**          7 Years             Tulsa
                  Service Delivery Director      ***                 Tulsa
------------------------------------------------------------------------------

* The Service Manager reviews with SABRE's Project Manager the project status and deliverables monthly over the life of the project.
** The Asset/Lease Manager is a full time operational position who transitions from the Interim Service Desk to the Operational Service Desk.
*** The Service Delivery Director periodically reviews the Quality Assurance, project status, deliverables and customer satisfaction over the life of the project.

2.   COMDISCO SERVICE MANAGER

     No later than forty-five (45) days from the execution of this Services Schedule by both parties, Comdisco shall appoint a Service Manager with sufficient experience and expertise to act as the primary liaison between the parties and to assume overall responsibility for the party's performance under this Services Schedule. If Comdisco reassigns its Service Manager or such individual has any other conflict which would impact the delivery of the Services, Comdisco will promptly replace such person with another person no less qualified or knowledgeable as to Comdisco's business. Comdisco will also make available to SABRE other reasonably necessary resources on a timely basis. Comdisco will ensure that the personnel involved in the Services have available to them personnel with sufficient knowledge of all relevant aspects of Comdisco's business, including technical, financial and functional requirements relevant to the Services.

3.   REASSIGNMENT OF PERSONNEL

     Absent SABRE's consent (which shall not be unreasonably withheld) or as otherwise provided herein, for 12 months from the Effective Date of this Services Schedule, Comdisco shall not eliminate any personnel positions that have been provided as of the Effective Date. Except in situations where personnel leave the employ of Comdisco, Comdisco shall avoid unreasonable churn in the assignment and reassignment of Comdisco personnel.

4.   REMOVAL OF PERSONNEL

     SABRE may notify Comdisco when it finds any Comdisco personnel unacceptable to SABRE for any lawful reason, including SABRE's reasonable determination that he or she is not qualified to perform the work to which he or she is assigned. Upon receipt of such notice Comdisco shall within 10 business days review the matter with SABRE. Notwithstanding the above, such notice of unsatisfactory performance shall in no way limit or restrict SABRE rights under this Services Schedule or relieve Comdisco of its obligations to perform.

                                   CONFIDENTIAL
                     THE SABRE GROUP, INC. AND COMDISCO, INC.         03/16/99

5.   REPORTS

     During the Term of this Services Schedule, Comdisco shall provide SABRE no later than the 16th day of the following month with (i) monthly statements reflecting the activity of the Refresh Equipment and Growth Equipment supplied to SABRE during the prior month in the detail as agreed upon between the parties; (ii) revised Monthly Rental schedule based upon the activity described in (i); and (iii) a status report issued monthly with the current remaining balance of the Refresh Pool. SABRE shall use these reports to identify the Equipment being returned or refreshed under the Program. SABRE shall provide Comdisco with not less than 30 days written notice of its intent to return or refresh Equipment; provided, however, nothing herein shall be deemed to limit SABRE's rights under Part V,
     Section 4 of this Services Schedule if SABRE requires a shorter time frame.

                                   SABRE STAFFING

1.   SABRE PROJECT MANAGER

     No later than forty-five (45) days from the execution of this Services Schedule by both parties, SABRE shall appoint a Project Manager with sufficient experience and expertise to act as the primary liaison between the parties and to assume overall responsibility for the party's performance under this Services Schedule. If SABRE reassigns its Project Manager or such individual has any other conflict which would impact the delivery of the Services, SABRE will promptly replace such person with another person no less qualified or knowledgeable as to SABRE's business. SABRE will also make available to Comdisco other reasonably necessary resources on a timely basis. SABRE will ensure that the personnel involved in the Services have available to them personnel with sufficient knowledge of all relevant aspects of SABRE's business, including technical, financial and functional requirements relevant to the Services.


                                   CONFIDENTIAL
                     THE SABRE GROUP, INC. AND COMDISCO, INC.         03/16/99

                                CERTAIN OBLIGATIONS
                                    OF COMDISCO

1.  ACCESS AND SECURITY

     Subject to the subsections below, Comdisco personnel shall have such access at all times to SABRE's premises as is reasonably necessary to provide the Service in accordance with the terms of this Services Schedule.

     All Comdisco personnel shall comply with SABRE's or SABRE's customers security requirements where such security requirements are posted or SABRE or SABRE's customer otherwise advises Comdisco personnel of such requirements. When deemed appropriate by SABRE or SABRE's customer, Comdisco personnel will be issued passes or visitor identification cards which must be presented upon request to SABRE's or SABRE's customer personnel and surrendered promptly upon SABRE's or SABRE's customer demand or upon termination of this Services Schedule. SABRE or SABRE's customer shall have the right to refuse to issue such passes or identification cards or immediately to terminate the right of access should SABRE or SABRE's customer determine in its sole discretion for any lawful reason that such termination is in SABRE's or SABRE's customer best interest. SABRE shall promptly notify Comdisco of any such refusal or termination of access, and Comdisco shall have the opportunity to demonstrate to SABRE that refused or terminated rights of access should be granted or reinstated. In no event shall the termination of such right of access or refusal to issue such passes or identification cards to a Comdisco personnel excuse Comdisco from performance herein, provided Comdisco has 3 business days from receipt of such notice to replace the Comdisco personnel.

     IN WITNESS WHEREOF, the parties have caused this Services Schedule to be executed by their duly authorized officers as of the day and year first set forth above.


     THE SABRE GROUP, INC.                 COMDISCO, INC.


     By:                                   By:
        ----------------------------          -------------------------------
     Title:                                Title:
           -------------------------             ----------------------------
     Date:                                 Date:
          --------------------------             ----------------------------



                                   CONFIDENTIAL
                     THE SABRE GROUP, INC. AND COMDISCO, INC.         03/16/99
                                      PAGE 11

                                  ATTACHMENT C
                          SABRE GLOBAL TECHNOLOGY POOL
                                 U.S. EQUIPMENT

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      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 18  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 19  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 20  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 21  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 22  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 23  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 24  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 25  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 26  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 27  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 28  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 29  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 30  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 31  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 32  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 33  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSATCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 34  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 35  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 36  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 37  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 38  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 39  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 40  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 41  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 42  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 43  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 44  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 45  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------


                                         Pick-Up   Equipment       Rental          Rental
                                           Date      Cost *        Factor          Amount
------------------------------------------------------------------------------------------------------
  1  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
  2  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
  3  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
  4  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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  5  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
  6  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
  7  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
  8  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
  9  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 10  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 11  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 12  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 13  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 14  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 15  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 16  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 17  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 18  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 19  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 20  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 21  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 22  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 23  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 24  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 25  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 26  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 27  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 28  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 29  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 30 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
     TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 31  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 32  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 33  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 34  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 35  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 36  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 37  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 38  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 39  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 40  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 41  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 42  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 43  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 44  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 45  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------

Comdisco, Inc. Confidential                  Page 1                  3/16/1999

                                  ATTACHMENT C
                          SABRE GLOBAL TECHNOLOGY POOL
                                 U.S. EQUIPMENT

                                                                                                 Commencement      End of
      Mfg        Item                  Type                   Serial #               Location        Date        Commitment
----------------------------------------------------------------------------------------------------------------------------------
 46  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 47  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 48  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 49  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSATCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 50  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 51  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 52  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 53  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 54  [TEXT OMITTED - CONFIDENTIAL      Proc         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 55  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 56  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 57  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 58  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 59  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 60  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 61  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 62  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 63  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 64  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 65  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 66  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 67  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 68  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 69  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 70 [TEXT OMITTED - CONFIDENTIAL       DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
     TREATMENT REQUESTED]                            TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 71  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 72  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 73  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 74  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 75 [TEXT OMITTED - CONFIDENTIAL       DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
     TREATMENT REQUESTED]                            TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 76  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 77  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 78  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSATCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 79  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 80  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 81  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 82  [TEXT OMITTED - CONFIDENTIAL      DASD         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 83  [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 84  [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 85  [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 86  [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 87  [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 88  [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 89  [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 90  [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------


                                         Pick-Up   Equipment       Rental          Rental
                                           Date      Cost *        Factor          Amount
------------------------------------------------------------------------------------------------------
 46  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 47  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 48  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 49  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 50  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 51  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 52  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 53  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 54  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
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      TREATMENT REQUESTED]
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

Comdisco, Inc. Confidential                  Page 2                  3/16/1999

                                          ATTACHMENT C
                                 SABRE GLOBAL TECHNOLOGY POOL
                                          U.S. EQUIPMENT

                                                                                                 Commencement      End of
      Mfg        Item                  Type                   Serial #               Location        Date        Commitment
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
 91  [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 92  [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 94  [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSATCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 112 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
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      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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
                                         Pick-Up   Equipment       Rental          Rental
                                           Date      Cost *        Factor          Amount
------------------------------------------------------------------------------------------------------
 91  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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      TREATMENT REQUESTED]
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 132 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 133 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 134 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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 135 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
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

Comdisco, Inc. Confidential                  Page 3                  3/16/1999

                                          ATTACHMENT C
                                 SABRE GLOBAL TECHNOLOGY POOL
                                          U.S. EQUIPMENT

                                                                                                 Commencement      End of
      Mfg        Item                  Type                   Serial #               Location        Date        Commitment
----------------------------------------------------------------------------------------------------------------------------------
 136 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 137 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 138 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 139 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 140 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 141 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 142 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 143 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
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 144 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 145 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 146 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 147 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 148 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 149 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 150 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 151 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 152 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 153 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 154 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 155 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 156 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 157 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 158 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 159 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 160 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 161 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 162 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 163 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 164 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 165 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
     TREATMENT REQUESTED]                            TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 166 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 167 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 168 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSATCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 169 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 170 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 171 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 172 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 173 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 174 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 175 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 176 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 177 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 178 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 179 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 180 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------


                                         Pick-Up   Equipment       Rental          Rental
                                           Date      Cost *        Factor          Amount
------------------------------------------------------------------------------------------------------
 136  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 137  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 138 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 139 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 140 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 141 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 142 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 143 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 144 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 145 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 146 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 147 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 148 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 149 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 150 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 151 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 152 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 153 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 154 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 155 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 156 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 157 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 158 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 159 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 160[TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
     TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 161 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 162 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 163 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 164 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 165 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
     TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 166 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 167 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 168 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 169 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 170 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 171 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 172 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 173 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 174 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 175 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 176 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 177 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 178 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 179 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 180 [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------

Comdisco, Inc. Confidential                  Page 4                  3/16/1999

                                          ATTACHMENT C
                                 SABRE GLOBAL TECHNOLOGY POOL
                                          U.S. EQUIPMENT

                                                                                                 Commencement      End of
      Mfg        Item                  Type                   Serial #               Location        Date        Commitment
----------------------------------------------------------------------------------------------------------------------------------
 181 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 182 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 183 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 184 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 185 [TEXT OMITTED - CONFIDENTIAL      Tape         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      TREATMENT REQUESTED]                           TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 186 [TEXT OMITTED - CONFIDENTIAL TREATMENT         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      REQUESTED]                                     TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 187 [TEXT OMITTED - CONFIDENTIAL TREATMENT         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      REQUESTED]                                     TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 188 [TEXT OMITTED - CONFIDENTIAL TREATMENT         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      REQUESTED]                                     TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 189 [TEXT OMITTED - CONFIDENTIAL TREATMENT         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      REQUESTED]                                     TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 190 [TEXT OMITTED - CONFIDENTIAL TREATMENT         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      REQUESTED]                                      TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 191 [TEXT OMITTED - CONFIDENTIAL TREATMENT         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      REQUESTED]                                     TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 192 [TEXT OMITTED - CONFIDENTIAL TREATMENT         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      REQUESTED]                                     TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 193 [TEXT OMITTED - CONFIDENTIAL TREATMENT         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      REQUESTED]                                     TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 194 [TEXT OMITTED - CONFIDENTIAL TREATMENT         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      REQUESTED]                                     TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 195 [TEXT OMITTED - CONFIDENTIAL TREATMENT         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      REQUESTED]                                     TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------
 196 [TEXT OMITTED - CONFIDENTIAL TREATMENT         [TEXT OMITTED - CONFIDENTIAL     TULSASCC      10/1/1998     10/31/1998
      REQUESTED]                                     TREATMENT REQUESTED]
----------------------------------------------------------------------------------------------------------------------------------


                                         Pick-Up   Equipment       Rental          Rental
                                           Date      Cost *        Factor          Amount
------------------------------------------------------------------------------------------------------
 181  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 182  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 183  [TEXT OMITTED - CONFIDENTIAL                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 184 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 185 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 186 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 187 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 188 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 189 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 190 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 191 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 192 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 193 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 194 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 195 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------
 196 [TEXT OMITTED - CONFIDENTIAL                   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
      TREATMENT REQUESTED]
------------------------------------------------------------------------------------------------------

     * Equipment cost to be reassigned pending redefinition of item descriptions

Comdisco, Inc. Confidential                  Page 5                  3/16/1999

                                  ATTACHMENT B
                          SABRE GLOBAL TECHNOLOGY POOL
                               THIRD PARTY LEASES


    Vendor     Item       Configuration         Type             Qty   Serial #      Lessor
-------------------------------------------------------------------------------------------------------
 1  [TEXT OMITTED -       to be defined    [TEXT OMITTED -                      [TEXT OMITTED -
    CONFIDENTIAL                           CONFIDENTIAL                         CONFIDENTIAL
    TREATMENT REQUESTED]                   TREATMENT REQUESTED]                 TREATMENT REQUESTED]
-------------------------------------------------------------------------------------------------------
 2  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]                           [TEXT OMITTED -
                                                                                CONFIDENTIAL
                                                                                TREATMENT REQUESTED]
-------------------------------------------------------------------------------------------------------
 3  [TEXT OMITTED -                        [TEXT OMITTED -                      [TEXT OMITTED -
    CONFIDENTIAL                           CONFIDENTIAL                         CONFIDENTIAL
    TREATMENT REQUESTED]                   TREATMENT REQUESTED]                 TREATMENT REQUESTED]
-------------------------------------------------------------------------------------------------------

                                               Payment
    Lease #   Location    End Date             Due Date        Monthly Rent
------------------------------------------------------------------------------
 1             TULSA    [TEXT OMITTED -         15th      [TEXT OMITTED -
                        CONFIDENTIAL                      CONFIDENTIAL
                        TREATMENT REQUESTED]              TREATMENT REQUESTED]
------------------------------------------------------------------------------
 2             TULSA    [TEXT OMITTED -         31st      [TEXT OMITTED -
                        CONFIDENTIAL                      CONFIDENTIAL
                        TREATMENT REQUESTED]              TREATMENT REQUESTED]
------------------------------------------------------------------------------
 3             TULSA    [TEXT OMITTED -         31st      [TEXT OMITTED -
                        CONFIDENTIAL                      CONFIDENTIAL
                        TREATMENT REQUESTED]              TREATMENT REQUESTED]
------------------------------------------------------------------------------

SABRE to provide Comdisco with payee information on above leases including contact information, payment due dates, notice requirements

Comdisco, Inc. Confidential                                          3/16/1999

                                  ATTACHMENT B
                          SABRE GLOBAL TECHNOLOGY POOL
                                 COMDISCO LEASES


     Vendor        Item                 Configuration      Type               Qty  Serial #   Lessor
-------------------------------------------------------------------------------------------------------
 1  COMDISCO    [TEXT OMITTED           to be defined  [TEXT OMITTED                         COMDISCO
                - CONFIDENTIAL                         - CONFIDENTIAL
                TREATMENT REQUESTED]                   TREATMENT REQUESTED]
-------------------------------------------------------------------------------------------------------
 2  COMDISCO    [TEXT OMITTED                          [TEXT OMITTED                         COMDISCO
                - CONFIDENTIAL                         - CONFIDENTIAL
                TREATMENT REQUESTED]                   TREATMENT REQUESTED]
-------------------------------------------------------------------------------------------------------
 3  COMDISCO    [TEXT OMITTED                          [TEXT OMITTED                         COMDISCO
                - CONFIDENTIAL                         - CONFIDENTIAL
                TREATMENT REQUESTED]                   TREATMENT REQUESTED]
-------------------------------------------------------------------------------------------------------
 4  COMDISCO    [TEXT OMITTED                          [TEXT OMITTED                         COMDISCO
                - CONFIDENTIAL                         - CONFIDENTIAL
                TREATMENT REQUESTED]                   TREATMENT REQUESTED]
-------------------------------------------------------------------------------------------------------
 5  COMDISCO    [TEXT OMITTED                          [TEXT OMITTED                         COMDISCO
                - CONFIDENTIAL                         - CONFIDENTIAL
                TREATMENT REQUESTED]                   TREATMENT REQUESTED]
-------------------------------------------------------------------------------------------------------
 6  COMDISCO    [TEXT OMITTED         [TEXT OMITTED    [TEXT OMITTED                         COMDISCO
                - CONFIDENTIAL        - CONFIDENTIAL   - CONFIDENTIAL
                TREATMENT REQUESTED]  TREATMENT        TREATMENT REQUESTED]
                                      REQUESTED]
-------------------------------------------------------------------------------------------------------

                                              Payment                            Refresh Pool
    Lease #   Location    End Date            Due Date      Monthly Rent            Value
---------------------------------------------------------------------------------------------
 1              TULSA   [TEXT OMITTED                      [TEXT OMITTED
                        - CONFIDENTIAL                     - CONFIDENTIAL
                        TREATMENT REQUESTED]               TREATMENT REQUESTED]
---------------------------------------------------------------------------------------------
 2              TULSA   [TEXT OMITTED                      [TEXT OMITTED
                        - CONFIDENTIAL                     - CONFIDENTIAL
                        TREATMENT REQUESTED]               TREATMENT REQUESTED]
---------------------------------------------------------------------------------------------
 3              TULSA   [TEXT OMITTED                      [TEXT OMITTED
                        - CONFIDENTIAL                     - CONFIDENTIAL
                        TREATMENT REQUESTED]               TREATMENT REQUESTED]
---------------------------------------------------------------------------------------------
 4              TULSA   [TEXT OMITTED                      [TEXT OMITTED
                        - CONFIDENTIAL                     - CONFIDENTIAL
                        TREATMENT REQUESTED]               TREATMENT REQUESTED]
---------------------------------------------------------------------------------------------
 5              TULSA   [TEXT OMITTED                      [TEXT OMITTED
                        - CONFIDENTIAL                     - CONFIDENTIAL
                        TREATMENT REQUESTED]               TREATMENT REQUESTED]
---------------------------------------------------------------------------------------------
 6              TULSA   [TEXT OMITTED                      [TEXT OMITTED
                        - CONFIDENTIAL                     - CONFIDENTIAL
                        TREATMENT REQUESTED]               TREATMENT REQUESTED]
---------------------------------------------------------------------------------------------

SABRE to provide Comdisco with payee information on above leases         [TEXT OMITTED -
including contact information, payment due dates, notice requirements    CONFIDENTIAL
                                                                   TREATMENT REQUESTED].